UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22710

BLUEROCK TOTAL INCOME+ REAL ESTATE FUND

 (Exact name of registrant as specified in charter)

1345 Avenue of the Americas, 32nd Floor, New York, NY 10105

 (Address of principal executive offices) (Zip code)

1-844-819-8287

 (Registrant’s telephone number, including area code)

Jason Emala, Esq.

Bluerock Fund Advisor, LLC

1345 Avenue of the Americas, 32nd Floor,

 New York, NY 10105

 (Name and address of agent for service)

Date of fiscal year end: September 30

Date of reporting period: September 30, 2023

Item 1. Reports to Stockholders.

(a)

BLUEROCK
Total Income+ Real Estate Fund™

ANNUAL REPORT

SEPTEMBER 30, 2023

Investor Information: 1-844-819-8287

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Bluerock Total Income+ Real Estate Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by ALPS Distributors, Inc. | Member FINRA

TABLE OF CONTENTS

Shareholder Letter	1
Portfolio Review	10
Portfolio of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Statement of Cash Flows	19
Financial Highlights	20
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	38
Additional Information	39
Supplemental Information	40
Privacy Policy	42

ANNUAL REPORT: (4Q 2022-3Q 2023) (unaudited)

Letter from the TI+ Portfolio Managers

To Our Valued Shareholders:

We are pleased to provide you with an update on the Bluerock Total Income+ Real Estate Fund (“TI+” or the “Fund”)for the one-year ended September 30, 2023. Recent aggressive Federal Reserve rate increases and a precipitous rise in the 10 year U.S. Treasury yield have reverberated throughout the financial markets. Private real estate has materially re-priced over the past year, however there has been significant sector variations. Office, the Fund’s smallest underlying sector allocation of approximately 4.5%, has been most impacted with estimates of nearly 30% declines from the peak. The industrial sector, the Fund’s largest underlying sector allocation of 43%, has seen only modest pricing declines. The Fund has been moving toward these target allocations over many years, well before they were popularized, and has led to the Fund's outperformance of its institutional real estate benchmark by at least 150 basis points over the trailing 1-7 year periods as shown below.

TI+ Fund (I share) vs. NCREIF ODCE Index Net, as of 9.30.2023

Looking back on the Fund’s prior twelve months ending September 30, 2023, we note the following highlights:

FUND HIGHLIGHTS

ASSET MANAGER OF THE YEAR WINNER: Bluerock Fund Advisor, the Fund's manager, is proud to report that it won the 2023 Asset Manager of the Year from the Money Management Institute and Barron's (AUM <$25 billion category). The award recognizes innovation and leadership in the investment advisory solutions industry and honors the asset manager that best exemplifies innovation in delivering better outcomes for investors and financial advisors.

ACTIVELY MANAGED THE PORTFOLIO IN HIGH CONVICTION SECTORS: 94% of the Fund's underlying portfolio is in industrial, residential, life sciences, and specialty sectors.

PAID 43 CONSECUTIVE DISTRIBUTIONS AT A 5.25% ANNUAL RATE*

*	see full distribution disclosure on page 4.

Past Performance is not a guarantee of future results.

CORPORATE HEADQUARTERS | 1345 AVENUE OF THE AMERICAS | 32ND FLOOR | NEW YORK, NY 10105 | 877.826.BLUE (2583) | BLUEROCK.COM

ANNUAL REPORT (4Q 2022 - 3Q 2023) | BLUEROCK TOTAL INCOME+ REAL ESTATE FUND	(UNAUDITED)

Perspectives on the Institutional Real Estate Market

While many investors focus on real estate's recent short term decline, institutional real estate’s historical expansions have been remarkably long, typically well over a decade, and have produced significant three-figure cumulative gains while the rare (three) major drawdowns have been relatively short and significantly smaller when compared to equity markets.

This chart shows that the previous drawdowns since index inception presented a long-term buying opportunity more so than a short-term trading opportunity. The NPI recently declined for four consecutive quarters from Q4 2022-Q2 2023. Examining the previous two drawdowns after three quarters from their inception, we find forward 10-year annualized returns of 8.24% and 9.25%, are quite close to the long-term annualized return of the Index.

Flagship Institutional Real Estate Index: The NCREIF Property Index (NPI)

NCREIF PROPERTY INDEX (NPI) CUMULATIVE GROWTH | Q1 1978 - Q3 2023

Portfolio Construction

For the past several years, we have positioned the underlying portfolio to minimize expose to the office and retail sectors in favor of industrial, residential, life science, and specialty sectors. Compared to the institutional real estate benchmark (NCREIF ODCE), the portfolio is heavily overweight our high conviction sectors, which we believe positions the Fund well for any challenges, as well as the next market expansion.

Long Term Active Management into High Conviction Sectors and Away from Structurally Challenged Sectors

[2]	“Specialty” - Includes self storage, student housing, senior housing, medical office, data center, hotels, and land properties.

ANNUAL REPORT (4Q 2022 - 3Q 2023) | BLUEROCK TOTAL INCOME+ REAL ESTATE FUND	(UNAUDITED)

KEY DRIVERS OF REAL ESTATE PERFORMANCE

LIMITED NEW SUPPLY

New real estate supply as a percentage of total inventory is the lowest it has been in the trailing 10-year period compared to previous periods and is forecasted to remain at lower levels.[3]

LOW LEVERAGE The use of leverage in the post Great Financial Crisis recovery from 2010-2019 has been the lowest of any real estate/ economic recovery in the last 40+ years.[4]	HIGH EMPLOYMENT The U.S. unemployment rate was a low 3.9% as of October 2023, near the lowest level since 1969.[5]

Outlook

Because of limited supply, strong employment, and modest leverage for most commercial real estate, some forecasts project private real estate to outperform stocks, bonds, and the traditional 60/40 portfolio in the next five years.

Asset Class Expected Returns (%)

However, we believe that market returns will not be even across sectors. The Fund’s high conviction sectors (highlighted in green) are supported by favorable long-term supply and demand trends and are positioned to deliver outsized Net operating income (NOI) growth, a key driver of valuations.

5-Year Annualized NOI Growth Rate Projection by Sector6

[3]	Source: Clarion Partners;
[4]	Source: Carlyle, Federal Reserve Flow of Funds;
[5]	Source: Bureau of Labor Statistics, August 2023; 9Specialty includes self storage, student housing, senior housing, medical office, land, data center, and life-sciences properties.
[6]	Source: Green Street, What's Next for Commercial Real Estate September 2023

ANNUAL REPORT (4Q 2022 - 3Q 2023) | BLUEROCK TOTAL INCOME+ REAL ESTATE FUND	(UNAUDITED)

We are excited about these sectors, which reflect our thematic investing approach of capitalizing on long-term, structural demand drivers that transcend economic cycles. Just as we have demonstrated over the Fund’s history, we believe an actively managed portfolio that capitalizes on macro-economic and demographic trends can outperform the institutional real estate index.

We believe the Fund’s rare combination of total return, low volatility, and high risk-adjusted returns (as measured by the Sharpe and Sortino Ratios), combined with 43 consecutive quarterly distributions*, make it a valuable allocation for investment portfolios. We thank you for your continued support of Bluerock Total Income+ Real Estate Fund and look forward to the years ahead.

Sincerely,

Adam Lotterman	Jordan Ruddy
Co-Chief Investment Officer and	Co-Chief Investment Officer
Senior Portfolio Manager	and Portfolio Manager
Bluerock Total Income+ Real Estate Fund	Bluerock Total Income+ Real Estate Fund

FUND SUB-ADVISORS

About Mercer Investment Management
For more than 75 years, Mercer has been one of the world’s leading advisors to endowments, pension funds, sovereign wealth funds and family offices globally, with over 16,000 clients worldwide, and over $16.45 trillion in assets under advisement (as of 6.30.2022). Mercer works to evaluate over 6,700 investment managers and over 36,600 individual investments/strategies (as of 6.30.2023).

About DWS

DWS Group GmbH and Co. KGaA (“DWS”), through its indirect subsidiary RREEF Investment, LLC, acts as sub-advisor to the Fund’s public real estate securities investments and is a registered investment adviser under the Investment Advisers Act of 1940. DWS’ real estate business in the U.S. dates back to 1975. Today, DWS has $909 billion in assets under management and works with 1,776 institutional clients. Of that total, approximately $80.8 billion of AUM is invested in public and private real estate globally, making DWS one of the largest real estate managers in the world (as of 9.30.23).

*	The Fund’s distribution policy is to make quarterly distributions to shareholders. The level of quarterly distributions (including any return of capital) is not fixed. However, this distribution policy is subject to change. The Fund’s distribution amounts were calculated based on the ordinary income received from the underlying investments, including short-term capital gains realized from the disposition of such investments. Shareholders should not assume that the source of a distribution from the Fund is net profit. All or a portion of the distributions consist of a return of capital based on the character of the distributions received from the underlying holdings, primarily Real Estate Investment Trusts. The final determination of the source and tax characteristics of all distributions will be made after the end of the year. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. There is no assurance that the Company will continue to declare distributions or that they will continue at these rates.

ANNUAL REPORT (4Q 2022 - 3Q 2023) | BLUEROCK TOTAL INCOME+ REAL ESTATE FUND	(UNAUDITED)

Performance

From inception (10.22.2012) through 9.30.2023, TI+ (A Shares) generated a cumulative total return of 118.34%, or 7.40% annualized (load waived). The Fund was able to accomplish this primarily through private real estate investments, generating both income and capital appreciation. Private investments are supplemented with select public real estate securities. The Fund currently offers five share classes outstanding: A, C, I, L and M Shares. A summary of the performance of each share class is presented below.

Fund Performance thru 9.30.2023†

	One Year	Five Year	Ten Year	Since Inception[7]
TI+ Class A (TIPRX)	-11.40%	6.50%	6.95%	7.40%
TI+ Class A with Max Sales Charge[8]	-16.49%	5.25%	6.32%	6.82%
TI+ Class C (TIPPX)	-12.07%	5.73%	6.17%	6.61%
TI+ Class C with Load[9]	-12.90%	5.73%	6.17%	6.61%
TI+ Class I (TIPWX)	-11.18%	6.78%	7.23%	7.65%
TI+ Fund - Class L (TIPLX)	-11.63%	6.24%	6.68%	7.13%
TI+ Class L with Max Sales Charge[8]	-15.39%	5.32%	6.22%	6.70%
TI+ Fund - Class M (TIPMX)	-11.83%	5.99%	6.43%	6.87%

[7]	Since Inception returns as of October 22, 2012. Actual Inception date of the A Shares is October 22, 2012. Actual Inception date of the Fund’s C and I Shares is April 1, 2014. Actual Inception date for the L Shares is June 1, 2017. Actual inception date for the M shares is December 27, 2021.

[8]	The maximum sales charge for the A Shares is 5.75% and for L Shares is 4.25%. Investors may be eligible for a reduction in sales charges.

[9]	Adjusted for early withdrawal charge of 1.00%.

†	Returns for Class C, Class I, Class L and Class M Shares prior to their inception dates are based on the performance of Class A Shares. For Class C, Class L , and Class M Shares, prior performance has been adjusted to reflect differences in expenses between the respective classes and Class A. The actual returns of Class I would have been different than those shown because Class I has lower expenses than Class A.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.04% for Class A, 2.74% for Class C, 1.78% for Class I, 2.29% for Class L and 2.56% for Class M per the February 1, 2023 prospectuses.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results. The Fund’s investment advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2024, for Class A, C, I and L shares to ensure that the net annual fund operating expenses will not exceed 1.95% for Class A, 2.70% for Class C, 1.70% for Class I, 2.20% for Class L, and 2.45% for Class M, subject to possible recoupment from the Fund in future years. Please review the Fund’s Prospectuses for more detail on the expense waiver. Results shown reflect the full fee waiver, without which the results could have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call toll-free 1-844-819-8287.

Total returns are calculated using SEC Form N-2 instructions and reflect all fees and charges.

ANNUAL REPORT (4Q 2022 - 3Q 2023) | BLUEROCK TOTAL INCOME+ REAL ESTATE FUND	(UNAUDITED)

Fund Assets Under Management: $5.83 Billion

Exposure to Underlying Portfolio: One of the Largest Diversified Institutional Real Estate Portfolios

Geographic Diversification	Sector Diversification
The regions and allocations presented represent the Fund’s institutional fund investments as of 9.30.2023, but is subject to change at any time.	The sector diversification presented represents examples of how the Fund’s institutional fund investments are allocated as of 9.30.2023 but is subject to change at any time.

Highlighted Assets

**SECTOR: APARTMENT**
Cortland Rosslyn | Arlington, VA | Cortland Growth and Income Fund

**SECTOR: INDUSTRIAL**
Tradepoint Business Park 2 | Dallas, Texas | Clarion Lion Industrial Trust

**SECTOR: INDUSTRIAL**
Fallbrook Industrial Park | Houston, TX | Clarion Lion Industrial Trust

**SECTOR: APARTMENT**
The Ashley Gables Buckhead | Atlanta, GA | Clarion Gables Multifamily Trust

**SECTOR: APARTMENT**
Cortland Uptown Boca | Boca Raton, FL | Cortland Growth & Income Fund

**SECTOR: LIFE SCIENCE**
111 Fulling Mill Rd | Boston, MA | BPP Life Science Fund

**SECTOR: LIFE SCIENCE**
Dexter Yard | Seattle, WA | BPP Life Science Fund

As of 9.30.2023. The properties shown here are currently owned by the underlying third party institutional private equity real estate funds described herein. Diversification does not ensure profit and Holdings are subject to change.

ANNUAL REPORT (4Q 2022 - 3Q 2023) | BLUEROCK TOTAL INCOME+ REAL ESTATE FUND	(UNAUDITED)

Portfolio Holdings

As of 9.30.2023, the Gross Asset Value of the underlying real estate in the institutional private real estate funds in which TI+ is invested is approximately $382 billion, comprising over 7,100 properties across the United States.

[10]	Occupancy rates reported from underlying managers, average is the simple average of all private funds. Generally excludes properties under construction, but generally includes properties in lease-up.
[11]	Weighted average loan to value: outstanding loan balance divided by the total value of the underlying real estate. For IQHQ, estimated based on expected leverage target.
[12]	The Fund expects to invest in the privately offered subordinate classes of K-Notes. Because more-senior classes have payment priority over subordinate classes of K-Notes, the value of subordinate K-Notes is highly sensitive to the default rate and foreclosure recovery rate on the underlying apartment loans. Subordinate K-Notes are also subject to liquidity risk because they are not available to the investing public and have a limited secondary market composed of institutional investors.

ANNUAL REPORT (4Q 2022 - 3Q 2023) | BLUEROCK TOTAL INCOME+ REAL ESTATE FUND	(UNAUDITED)

Definitions

S&P 500: An index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe (Investopedia). Risks include the dynamic fluctuations of the market and possible loss of principal.

The Bloomberg U.S. Aggregate Bond Index: measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States – including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. Risks include rising interest rates, credit quality of the issuers and general economic conditions.

NCREIF Property Index (NPI): Institutional private equity real estate (iPERE) can be described as high-quality commercial properties that are usually congregated in large investment portfolios managed professionally on behalf of third-party owners or beneficiaries. The leading benchmark index for iPERE is the National Council of Real Estate Investment Fiduciaries Price Index (NPI) which represents a collection of 10,000+ institutional properties representing all major commercial property types within the U.S. The NPI is a quarterly time series composite total rate of return measure of investment performance of a very large pool of individual commercial real estate properties acquired in the private market for investment purposes only. All properties in the NPI have been acquired, at least in part, on behalf of tax-exempt institutional investors - the great majority being pension funds. As such, all properties are held in a fiduciary environment.

NFI-ODCE: The NFI-ODCE is a capitalization-weighted, gross of fee, time-weighted return index with an inception date of December 31, 1977. Supplemental data is also provided, such as equal-weight and net of fee returns, for informational purposes and additional analysis. Open-end funds are generally defined as infinite-life vehicles consisting of multiple investors who have the ability to enter or exit the fund on a periodic basis, subject to contribution and/or redemption requests, thereby providing a degree of potential investment liquidity. The term Diversified Core Equity style typically reflects lower risk investment strategies utilizing low leverage and generally represented by equity ownership positions in stable U.S. operating properties diversified across regions and property types. The NFI-ODCE, like the NCREIF Property Index (NPI) and other stock and bond indices, is a capitalization-weighted index based on each fund’s net invested capital, which is defined as beginning market value net assets (BMV), adjusted for weighted cash flows (WCF) during the period.

To explain the Morningstar definitions that we use in this letter, Annualized Return is the annual compounded rate of return of the cumulative return. Up Period Percent is the number of months an investment’s returns were at or above 0%, divided by the total number of months. Volatility is a measure of variability of returns. Net Multiple is the ending value minus the starting value, divided by the starting value, expressed as a ratio, net of all fees and expenses.

An open-end fund is a type of mutual fund that does not have restrictions on the amount of shares the fund can issue. The majority of mutual funds are open-end, providing investors with a useful and convenient investing vehicle. Shares are bought and sold on demand at their net asset value (NAV), which is based on the value of the fund’s underlying securities and is calculated at the end of the trading day. A closed-end fund is organized as a publicly traded investment company by the Securities and Exchange Commission (SEC). Like a mutual fund, a closed-end fund is a pooled investment fund with a manager overseeing the portfolio; it raises a fixed amount of capital through an initial public offering (IPO). The fund is then structured, listed and traded like a stock on a stock exchange. Unlike open-end funds, closed-end funds trade just like stocks. While open-end funds are priced only once at the end of the day, closed-end funds are traded and priced throughout the day. Closed-end funds also require a brokerage account to buy and sell, while an open-end fund can often be purchased directly through a fund provider. An ETF, or exchange-traded fund, is a marketable security that tracks a stock index, a commodity, bonds, or a basket of assets. Although similar in many ways, ETFs differ from mutual funds because shares trade like common stock on an exchange. The price of an ETF’s shares will change throughout the day as they are bought and sold. The largest ETFs typically have higher average daily volume and lower fees than mutual fund shares which makes them an attractive alternative for individual investors.

You cannot invest directly in an index and unmanaged indices do not reflect fees, expenses or sales charges. Additionally, a rise in interest rates could cause a decline in the value of fixed income securities. The referenced yields are shown for general market comparisons. Past performance is not a guarantee of future results.

You cannot invest directly in an index. Benchmark performance should not be considered reflective of Fund performance.

Risk Disclosures

Not FDIC Insured | No Bank Guarantee | May Lose Value

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment.

The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Advisor to allocate effectively the Fund’s assets across the various asset classes in which it invests and to select investments in each such asset class. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. Since inception, the Fund has made 44 repurchase offers, 36 have resulted in the repurchase of all shares, seven have resulted in the repurchase of less than all shares tendered, and one is pending. In connection with the August 2023 repurchase offer, the Fund repurchased 37.403% of all shares tendered. Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. The sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value.

ANNUAL REPORT (4Q 2022 - 3Q 2023) | BLUEROCK TOTAL INCOME+ REAL ESTATE FUND	(UNAUDITED)

An investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Fund is “non-diversified” under the Investment Company Act of 1940 and therefore may invest more than 5% of its total assets in the securities of one or more issuers. As such, changes in the financial condition or market value of a single issuer may cause a greater fluctuation in the Fund’s net asset value than in a “diversified” fund. The Fund is not intended to be a complete investment program.

The Fund is subject to the risk that geopolitical and other similar events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets.

The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, have had negative impacts, and in many cases severe negative impacts, on markets worldwide. Potential impacts on the real estate market may include lower occupancy rates, decreased lease payments, defaults and foreclosures, among other consequences. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown.

The Fund will concentrate its investments in real estate industry securities. The value of the Fund’s shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii)changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi)casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; (ix) climate change; and (x) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

A significant portion of the Fund’s underlying investments are in private real estate investment funds managed by institutional investment managers (“Institutional Investment Funds”). Investments in Institutional Investment Funds pose specific risks, including: such investments require the Fund to bear a pro rata share of the vehicles’ expenses, including management and performance fees; the Advisor and Sub-Advisor will have no control over investment decisions may by such vehicle; such vehicle may utilize financial leverage; such investments have limited liquidity; the valuation of such investment as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party.

Additional risks related to an investment in the Fund are set forth in the “Risk Factors” section of the prospectus, which include, but are not limited to the following: convertible securities risk; correlation risk; credit risk; fixed income risk; leverage risk; risk of competition between underlying funds; and preferred securities risk.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Bluerock Total Income+ Real Estate Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling toll free 844-819-8287, or online at bluerock. com/ti-fund/documents. The prospectus should be read carefully before investing.

The Bluerock Total Income+ Real Estate Fund is distributed by ALPS Distributors, Inc (ALPS). Bluerock Fund Advisor, LLC is not affiliated with ALPS.

Additional fund performance details available at bluerock.com/ti-fund/performance. Investors may be eligible for a reduction in sales charges. Please see the Fund Prospectus for details. Please note that the indices are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features.

There are limitations when comparing the Bluerock Total Income+ Real Estate Fund to Stock, Bond, and Public Real Estate indices. Many open-end funds which track these indices offer daily liquidity, while closed-end interval funds offer liquidity only on a periodic basis. Deteriorating general market conditions will reduce the value of stock securities. When interest rates rise, the value of bond securities tends to fall. Real estate securities may decline because of adverse developments affecting the real estate industry and real property values. You cannot invest directly in an index and unmanaged indices do not reflect fees, expenses or sales charges. Please see definitions for a description of the risks and comparisons of the investment indexes selected.

BLU001190

Bluerock Total Income+ Real Estate Fund	Portfolio Review

September 30, 2023 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance figures for certain periods ended September 30, 2023, compared to select indexes:

Bluerock Total Income+ Real Estate Fund:	1 Year	3 Year	5 Year	10 Year	Since Inception Class A*	Since Inception Class C and Class I*	Since Inception Class L*	Since Inception Class M*
Class A
Without Load	-11.40%	8.46%	6.50%	6.95%	7.40%	–	–	–
With Load(a)	-16.49%	6.35%	5.25%	6.32%	6.82%	–	–	–
Class C
Without Load	-12.07%	7.66%	5.73%	–	–	6.05%	–	–
With Load(b)	-12.90%	7.66%	5.73%	–	–	6.05%	–	–
Class I	-11.18%	8.74%	6.78%	–	–	7.13%	–	–
Class L
Without Load	-11.63%	8.18%	6.24%	–	–	–	6.44%	–
With Load(c)	-15.39%	6.62%	5.32%	–	–	–	5.71%	–
Class M	-11.83%	–	–	–	–	–	–	0.99%
S&P 500 Total Return Index	21.62%	10.15%	9.92%	11.91%	12.68%	11.11%	11.34%	-4.56%
Bloomberg U.S. Aggregate Bond Index	0.64%	-5.21%	0.10%	1.13%	0.88%	1.02%	0.02%	-8.23%

*	Class A commenced operations October 22, 2012, Class C and Class I commenced operations April 1, 2014, Class L commenced operations June 1, 2017, and Class M commenced operations December 27, 2021.
(a)	Adjusted for initial maximum sales charge of 5.75%.
(b)	Adjusted for early withdrawal charge of 1.00%.
(c)	Adjusted for initial maximum sales charge of 4.25%.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

Total returns are calculated using closing Net Asset Value as of September 30, 2023, and may not match returns presented in the Financial Highlights due to adjustments under accounting principles generally accepted in the United States of America.

Bluerock Total Income+ Real Estate Fund	Portfolio Review

September 30, 2023 (Unaudited)

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total returns are calculated using closing Net Asset Value as of September 30, 2023. Total returns are calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Advisor not waived a portion of its fees. Returns greater than one year are annualized. The Advisor and the Fund have entered into an expense limitation and reimbursement agreement under which the Advisor has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (excluding any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but including organizational costs and offering costs), to the extent that such expenses exceed 1.95%, 2.70%, 1.70%, 2.20% and 2.45% of the Fund’s average daily net assets attributable to the Class A, Class C, Class I, Class L and Class M shares, respectively. In consideration of the Advisor’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Advisor in the amount of any fees the Advisor previously waived or Fund expenses reimbursed, subject to the limitations that: (1) the reimbursement will be made if payable not more than three years from the date incurred; (2) the reimbursement may not be made if it would cause the expense limitation then in effect or in effect at the time of the waiver to be exceeded; and (3) the reimbursement is approved by the Fund’s Board of Trustees. The Expense Limitation Agreement will remain in effect at least until January 31, 2024 unless and until the Board approves its modification or termination. After January 31, 2024, the Expense Limitation Agreement may be renewed at the Advisor’s and Board’s discretion.

The Fund’s total gross annual operating expenses, including the expenses of underlying funds and before any fee waiver, are 2.04%, 2.74%, 1.78%, 2.29% and 2.56% for Class A, Class C, Class I, Class L and Class M, respectively, per the February 1, 2023 prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%. Class A shareholders who tender for repurchase Class A shares that were purchased in amounts of $1,000,000 or more that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. Class C shares are subject to an early withdrawal charge of 1.00% if redeemed less than 365 days after the purchase. Class L shares are subject to a maximum sales charge imposed on purchases of 4.25%. The above performance figures do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-844-819-8287.

Portfolio Composition as of September 30, 2023

Percent of Net Assets
Private Real Estate Securities	102.59%
Real Estate Debt Securities	4.18%
Public Non-Traded Real Estate Investment Trusts	0.00%
Publicly Traded Real Estate Investment Trusts	2.62%
Open-Ended Mutual Fund	0.21%
Short-Term Investment	0.97%
Total Investments	110.57%
Liabilities in Excess of Other Assets	(10.57)%
Total Net Assets	100.00%

See the Portfolio of Investments in this report for a more detailed account of the Fund’s holdings.

Annual Report | September 30, 2023	11

Bluerock Total Income+ Real Estate Fund	Portfolio of Investments

September 30, 2023

Security	Shares	Value
PRIVATE REAL ESTATE SECURITIES (102.59%)(a)
Apartments (10.58%)
Bridge Workforce Housing Fund I, LP	N/A	$89,400,292
Clarion Gables Multifamily Trust	69,902	110,483,471
Cortland Growth & Income Fund	200,723	262,948,046
Sentinel Real Estate Fund	1,305	153,728,506
		616,560,315
Data Centers (0.35%)
Harrison Street Data Center Fund(b)	N/A	20,569,363

Diversified (45.36%)
AEW Core Property Trust	20,747	23,044,215
Ares Real Estate Enhanced Income Fund	N/A	51,558,109
Bain Capital Real Estate Fund I	N/A	72,755,523
Blackstone Property Partners U.S.	83,292	133,450,919
Bridge Debt Strategies Fund III, LP	N/A	46,625,333
Bridge Debt Strategies Fund IV, LP	N/A	95,921,239
Brookfield Premier Real Estate Partners	182,085	269,080,378
Carlyle Property Investors	126,576	237,993,356
CBRE U.S. Core Partners, LP	133,957,632	236,706,692
Clarion Lion Properties Fund	99,800	165,631,903
H/2 Special Opportunities Fund(b)(c)	N/A	85,193,298
Harrison Street Core Property Fund	36,433	56,441,088
Invesco Core Real Estate Fund	669	135,131,938
Invesco U.S. Income Fund LP	139,385	232,821,899
Morgan Stanley Prime Property Fund LLC	5,872	122,779,582
PGIM PRISA II	137,936	199,527,115
PGIM PRISA III	51,345	151,044,723
Principal Enhanced Property Fund LP	5,574,770	76,538,923
RREEF America REIT II, Inc.	470,210	65,435,744
Stockbridge Smart Markets Fund	37,256	67,902,961
Stockbridge Value Fund II	N/A	32,866
TA Realty Core Property Fund, LP	82,702	116,725,132
		2,642,342,936

Industrial (33.70%)
Ares Industrial Real Estate Fund	90,941	236,314,344
CBRE U.S. Logistics Partners LP	215,533,862	284,054,964
Clarion Lion Industrial Trust	67,996	264,887,016
Prologis Targeted U.S. Logistics Fund(c)	198,346	572,110,877
Realterm Logistics Income Fund LP	187,289	311,625,232
RREEF Core Plus Industrial Fund LP	881,253	199,963,633
TA Realty Logistics Fund, LP	85,054	94,196,099
		1,963,152,165
Life Science (12.60%)
Bain Capital Real Estate Life Science Fund(b)	N/A	6,691,956
Blackstone Property Partners Life Science	N/A	90,723,887
Harrison Street Life Science	N/A	11,215,333
IQHQ, Inc.(b)(c)(e)	25,663,327	625,349,615
		733,980,791
TOTAL PRIVATE REAL ESTATE SECURITIES (Cost $5,512,098,858)		5,976,605,570

Security	Principal	Value
REAL ESTATE DEBT SECURITIES (4.18%)(d)
FREMF 2018-K82 Mortgage Trust, Class X2A, IO, 0.100%, 9/25/2028	$1,062,015,967	$4,326,560
FREMF 2018-K82 Mortgage Trust, Class D, 0.000%, 10/25/2028	100,392,906	65,209,931

The accompanying notes are an integral part of these financial statements.

Bluerock Total Income+ Real Estate Fund	Portfolio of Investments (Continued)

September 30, 2023

Security	Principal	Value
FREMF 2018-K82 Mortgage Trust, Class X2B, IO, 0.100%, 10/25/2028	$262,694,906	$1,112,269
FREMF 2019-K91 Mortgage Trust, Class X2A, IO, 0.100%, 3/25/2029	1,113,384,421	4,927,523
FREMF 2019-K91 Mortgage Trust, Class D, 0.000%, 10/25/2029	103,857,565	62,481,578
FREMF 2019-K91 Mortgage Trust, Class X2B, IO, 0.100%, 10/25/2029	247,526,565	1,172,765
FREMF 2019-K101 Mortgage Trust, Class X2A, IO, 0.100%, 10/25/2029	1,177,834,233	5,683,813
FREMF 2019-K101 Mortgage Trust, Class D, 0.000%, 1/25/2030	109,477,635	63,333,095
FREMF 2019-K101 Mortgage Trust, Class X2B, IO, 0.100%, 1/25/2030	270,043,635	1,363,671
FREMF 2021-K132 Mortgage Trust, Class X2A, IO, 0.100%, 8/25/2031	978,693,380	6,033,802
FREMF 2021-K132 Mortgage Trust, Class X2B, IO, 0.100%, 8/25/2031	230,992,666	1,441,528
FREMF 2021-K132 Mortgage Trust, Class D, 0.000%, 12/25/2031	60,501,666	26,455,889
TOTAL REAL ESTATE DEBT SECURITIES (Cost $239,163,046)		243,542,424

Security	Shares	Value
PUBLIC EQUITY REAL ESTATE SECURITIES (2.62%)
Public Non-Traded Real Estate Investment Trusts (0.00%)
Diversified (0.00%)
Highlands REIT, Inc.(b)(e)	140,161	33,639
Total Public Non-Traded Real Estate Investment Trusts (Cost $51,627)		33,639

Publicly Traded Real Estate Investment Trusts (2.62%)
Apartments (0.29%)
AvalonBay Communities, Inc.	66,116	11,354,762
Mid-America Apartment Communities, Inc.	7,170	922,420
UDR, Inc.	133,033	4,745,287
		17,022,469
Data Centers (0.35%)
Digital Realty Trust, Inc.	60,423	7,312,391
Equinix, Inc.	17,733	12,878,769
		20,191,160
Gaming (0.10%)
VICI Properties, Inc.	209,735	6,103,288
		6,103,288
Healthcare (0.28%)
Medical Properties Trust, Inc.	70,944	386,645
Omega Healthcare Investors, Inc.	120,755	4,004,236
Ventas, Inc.	83,907	3,535,002
Welltower, Inc.	101,245	8,293,990
		16,219,873
Hotels (0.03%)
Ryman Hospitality Properties, Inc.	20,084	1,672,596
		1,672,596
Industrial (0.48%)
Americold Realty Trust, Inc.	127,114	3,865,537
EastGroup Properties, Inc.	30,960	5,155,769
Prologis, Inc.	169,629	19,034,070
		28,055,376
Manufactured Homes (0.11%)
Equity LifeStyle Properties, Inc.	82,760	5,272,640
Sun Communities, Inc.	11,618	1,374,874
		6,647,514
Office (0.11%)
Hudson Pacific Properties, Inc.	171,890	1,143,068
SL Green Realty Corp.	60,597	2,260,268
Vornado Realty Trust	143,064	3,244,692
		6,648,028

The accompanying notes are an integral part of these financial statements.

Annual Report | September 30, 2023	13

Bluerock Total Income+ Real Estate Fund	Portfolio of Investments (Continued)

September 30, 2023

Security	Shares	Value
Regional Malls (0.11%)
Simon Property Group, Inc.	58,643	$6,335,203
		6,335,203
Self-Storage (0.34%)
CubeSmart	93,119	3,550,627
Extra Space Storage, Inc.	0	27
Iron Mountain, Inc.	125,929	7,486,479
Public Storage	33,488	8,824,758
		19,861,891
Shopping Center (0.13%)
Brixmor Property Group, Inc.	115,792	2,406,158
Kite Realty Group Trust	232,462	4,979,336
		7,385,494
Single Tenant (0.20%)
Agree Realty Corp.	78,340	4,327,502
Essential Properties Realty Trust, Inc.	180,984	3,914,684
Spirit Realty Capital, Inc.	94,648	3,173,547
		11,415,733
Single-Family Rental (0.09%)
American Homes 4 Rent, Class A	151,139	5,091,873
		5,091,873
Total Publicly Traded Real Estate Investment Trusts (Cost $154,374,205)		152,650,498

TOTAL PUBLIC EQUITY REAL ESTATE SECURITIES (Cost $154,425,832)		152,684,137

OPEN-ENDED MUTUAL FUND (0.21%)
Diversified (0.21%)
Cohen & Steers Institutional Realty Shares, Inc.	298,719	11,963,685

TOTAL OPEN-ENDED MUTUAL FUND (Cost $15,000,000)		11,963,685
SHORT TERM INVESTMENT (0.97%)
Fidelity Investments Money Market Fund - Government Portfolio - Class I, 5.22%(f) (Cost $56,768,187)	56,768,187	56,768,187

TOTAL INVESTMENTS (110.57%) (Cost $5,977,455,923)		$6,441,564,003
LIABILITIES IN EXCESS OF OTHER ASSETS (-10.57%)		(615,890,110)
NET ASSETS (100.00%)		$5,825,673,893

Common Abbreviations

IO - Interest Only Security

(a)	All or a portion of these securities are segregated as collateral for the Lines of Credit as of September 30, 2023.

(b)	Non-income producing security.

(c)	Holding is comprised of two share classes of the same underlying investment.

(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2023, the aggregate market value of those securities was $243,542,424, representing 4.18% of net assets.

(e)	Fair value estimated using fair valuation procedures adopted by the Board of Trustees. Total value of such securities is $625,383,254, representing 10.73% of net assets.

(f)	The rate shown is the 7-day effective yield as of September 30, 2023.

The accompanying notes are an integral part of these financial statements.

Bluerock Total Income+ Real Estate Fund	Statement of Assets and Liabilities

September 30, 2023

ASSETS

Investments, at value (Cost $5,977,455,923)	$6,441,564,003
Cash	32,506,774
Receivable for investments sold	2,553,750
Receivable for shares sold	2,030,761
Dividends and Interest receivable	29,411,524
Deferred borrowing costs (See Note 9)	10,210,631
Prepaid expenses and other assets	668,671
Total Assets	6,518,946,114
LIABILITIES
Payable for investments purchased	2,274,140
Line of credit payable	680,000,000
Line of credit interest payable	673,631
Investment advisory fees payable	7,381,102
Administration fees payable	257,164
Transfer agency fees payable	1,352,395
Shareholder servicing fees payable	313,540
Distribution fees payable	467,826
Accrued expenses and other liabilities	552,423
Total Liabilities(a)	693,272,221
NET ASSETS	$5,825,673,893
NET ASSETS CONSIST OF
Paid-in capital	$5,370,419,613
Total distributable earnings	455,254,280
NET ASSETS	$5,825,673,893
PRICING OF SHARES
Class A:
Net asset value, per share	$30.74
Net assets	$815,192,751
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	26,515,187
Maximum offering price per share ((NAV/0.9425), based on maximum sales charge of 5.75% of the offering price)	$32.62
Class C:
Net asset value, per share	$28.67
Net assets	$565,608,412
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	19,727,650
Class I:
Net asset value, per share	$31.55
Net assets	$4,207,299,490
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	133,332,983
Class L:
Net asset value, per share	$30.26
Net assets	$102,397,556
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,383,907
Maximum offering price per share ((NAV/0.9575), based on maximum sales charge of 4.25% of the offering price)	$31.60
Class M:
Net asset value, per share	$28.80
Net assets	$135,175,684
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	4,693,481

(a)	Separately, see Note 8 Commitment and Contingencies for detail on unfunded commitments.

The accompanying notes are an integral part of these financial statements.

Annual Report | September 30, 2023	15

Bluerock Total Income+ Real Estate Fund	Statement of Operations

For the Year Ended September 30, 2023

INVESTMENT INCOME

Dividend income	$160,709,553
Interest income	19,244,824
Total Investment Income	179,954,377

EXPENSES
Investment Advisory fees	99,210,524
Administrative fees	1,604,881
Transfer Agency fees	6,887,247
Shareholder servicing fees:
Class A	2,207,763
Class C	1,609,500
Class L	280,679
Distribution fees:
Class C	4,828,499
Class L	280,679
Class M	1,062,754
Legal fees	826,086
Audit and tax fees	31,000
Reports to shareholders and printing fees	1,809,900
Custody fees	186,137
Chief compliance officer fees	32,220
Offering cost (See Note 2)	10,474
Interest and borrowing expense (See Note 9)	78,519,403
Trustees' fees	175,000
Other expenses	918,756
Total Expenses	200,481,502
Less: Fees waived/expenses reimbursed by Advisor (See Note 3)	(4,183)
Net Expenses	200,477,319
Net Investment Loss	(20,522,942)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on investments	(53,179,417)
Net change in unrealized appreciation/(depreciation) on investments	(813,605,700)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	(866,785,117)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(887,308,059)

The accompanying notes are an integral part of these financial statements.

Bluerock Total Income+ Real Estate Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
OPERATIONS:
Net investment income/(loss)	$(20,522,942)	$58,536,284
Net realized gain/(loss) on investments	(53,179,417)	4,453,394
Net change in unrealized appreciation/(depreciation) on investments	(813,605,700)	774,204,482
Net Increase/(Decrease) in Net Assets Resulting from Operations	(887,308,059)	837,194,160
DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From distributable earnings	(4,896,406)	(7,675,897)
From return of capital	(41,168,419)	(32,759,054)
Class C
From distributable earnings	(3,869,848)	(6,868,487)
From return of capital	(29,295,784)	(25,870,814)
Class I
From distributable earnings	26,835,843	(30,652,553)
From return of capital	222,153,618	(176,945,671)
Class L
From distributable earnings	(632,531)	(1,179,735)
From return of capital	(5,200,447)	(4,655,135)
Class M
From distributable earnings	(802,046)	–
From return of capital	(6,659,474)	(3,334,287)
Total Distributions to Shareholders	(341,514,416)	(289,941,633)
BENEFICIAL INTEREST TRANSACTIONS:
Class A
Shares sold	147,324,298	326,482,026
Distributions reinvested	20,438,032	18,457,287
Shares redeemed	(113,507,790)	(67,452,549)
Shares transferred in/out(a)(b)	5,526,884	(13,511,953)
Class C
Shares sold	55,721,780	189,474,973
Distributions reinvested	18,302,649	19,316,744
Shares redeemed	(53,693,230)	(40,073,381)
Shares transferred out(a)	(36,188,512)	(16,110,786)
Class I
Shares sold	865,453,618	3,097,711,474
Distributions reinvested	90,373,780	85,274,417
Shares redeemed	(1,186,311,561)	(320,068,884)
Shares transferred in(b)	39,236,512	30,616,066
Class L
Shares sold	13,590,139	27,564,881
Distributions reinvested	3,650,234	3,695,999
Shares redeemed	(9,717,467)	(5,652,265)
Shares transferred out(a)	(8,574,884)	(995,827)
Class M
Shares sold	30,519,932	131,148,089
Distributions reinvested	5,684,987	2,650,602
Shares redeemed	(9,161,057)	(2,231)
Shares transferred in(b)	–	2,500
Net Increase/(Decrease) in Net Assets Derived from Capital Share Transactions	(121,331,656)	3,468,527,182
Net increase/(decrease) in net assets	(1,350,154,131)	4,015,779,709

The accompanying notes are an integral part of these financial statements.

Annual Report | September 30, 2023	17

Statements of Changes in
Bluerock Total Income+ Real Estate Fund	Net Assets (Continued)

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
NET ASSETS:
Beginning of Year	7,175,828,024	3,160,048,315
End of Year	$5,825,673,893	$7,175,828,024

Other Information
Share Transactions:
Class A
Beginning shares	24,823,702	17,561,636
Shares sold	4,234,004	9,020,062
Distributions reinvested	613,498	510,773
Shares redeemed	(3,320,268)	(1,889,318)
Shares transferred in/out(a)(b)	164,251	(379,451)
Net increase in shares outstanding	1,691,485	7,262,066
Ending shares	26,515,187	24,823,702
Class C
Beginning shares	20,257,084	15,754,446
Shares sold	1,690,507	5,588,625
Distributions reinvested	587,014	568,822
Shares redeemed	(1,686,377)	(1,177,505)
Shares transferred out(a)	(1,120,578)	(477,304)
Net increase/(decrease) in shares outstanding	(529,434)	4,502,638
Ending shares	19,727,650	20,257,084
Class I
Beginning shares	139,230,213	60,339,974
Shares sold	24,247,033	84,290,043
Distributions reinvested	2,636,458	2,297,038
Shares redeemed	(33,877,118)	(8,540,362)
Shares transferred in(b)	1,096,397	843,520
Net increase/(decrease) in shares outstanding	(5,897,230)	78,890,239
Ending shares	133,332,983	139,230,213
Class L
Beginning shares	3,405,356	2,712,664
Shares sold	393,357	776,936
Distributions reinvested	111,176	103,726
Shares redeemed	(289,192)	(160,187)
Shares transferred out(a)	(236,790)	(27,783)
Net increase/(decrease) in shares outstanding	(21,449)	692,692
Ending shares	3,383,907	3,405,356
Class M
Beginning shares	3,875,173	–
Shares sold	929,752	3,799,588
Distributions reinvested	182,028	75,570
Shares redeemed	(293,472)	(64)
Shares transferred in(b)	–	79
Net increase in shares outstanding	818,308	3,875,173
Ending shares	4,693,481	3,875,173

(a)	Shares transferred out - net reduction in shares of a particular class resulting from transfers to other share classes.

(b)	Shares transferred in - net increase in shares of a particular class resulting from transfers from other share classes.

The accompanying notes are an integral part of these financial statements.

Bluerock Total Income+ Real Estate Fund	Statement of Cash Flows

For the Year Ended September 30, 2023
Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(887,308,059)
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(1,093,747,896)
Proceeds from disposition of investment securities	976,106,852
Net proceeds from short-term investment securities	296,737,567
Net realized loss on investments	53,179,417
Net change in unrealized appreciation/(depreciation) on investments	813,605,700
Discount and premiums amortized	(11,631,812)
(Increase)/Decrease in Assets:
Dividends and interest receivable	2,192,557
Deferred borrowing costs	(10,210,631)
Prepaid expenses and other assets	(518,297)
Prepaid offering costs	10,475
Increase/(Decrease) in Liabilities:
Investment advisory fees payable	(1,391,508)
Administrative fees payable	(33,650)
Transfer agency fees payable	(321,007)
Shareholder servicing fees payable	(47,182)
Distribution fees payable	(77,388)
Interest due on line of credit payable	335,921
Accrued expenses and other liabilities	(287,359)
Net Cash Provided by Operating Activities	136,593,700

Cash Flows from Financing Activities:
Change in Line of Credit Borrowing	330,000,000
Proceeds from shares sold	1,134,685,435
Payment on shares redeemed	(1,372,391,105)
Cash distributions paid	(203,064,734)
Net Cash Used in Financing Activities	(110,770,404)

Net Change in Cash	25,823,296

Cash Beginning of Year	$6,683,478
Cash End of Year	$32,506,774

Non-cash financing activities not included herein consist of reinvestment of distributions of:	$138,449,682
Cash paid for interest on lines of credit during the year was:	78,183,482

The accompanying notes are an integral part of these financial statements.

Annual Report | September 30, 2023	19

Bluerock Total Income+ Real Estate Fund - Class A	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Net asset value, beginning of year	$37.10	$32.66	$29.26	$30.43	$30.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	(0.14)	0.38	0.50	0.46	0.33
Net realized and unrealized gain/(loss)	(4.45)	5.97	4.50	(0.05)	1.69
Total from investment operations	(4.59)	6.35	5.00	0.41	2.02
DISTRIBUTIONS:
From net investment income	–	–	–	(0.06)	–
From net realized gain on investments	(0.19)	(0.42)	(0.63)	(1.02)	(0.32)
Return of capital	(1.58)	(1.49)	(0.97)	(0.50)	(1.27)
Total distributions	(1.77)	(1.91)	(1.60)	(1.58)	(1.59)
Net asset value, end of year	$30.74	$37.10	$32.66	$29.26	$30.43
TOTAL RETURN(b)(c)	(12.64)%	19.76%	17.68%	1.38%	6.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$815,193	$921,035	$573,540	$525,950	$536,913
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)(e)	3.14%	2.01%	2.09%	2.15%	2.20%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	3.14%	2.04%	2.06%	2.17%	2.21%
Ratio of net investment income/(loss) to average net assets(e)	(0.42)%	1.06%	1.65%	1.53%	1.10%
Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)(e)	1.94%	1.92%	1.98%	1.91%	1.94%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.94%	1.95%	1.95%	1.93%	1.95%
Portfolio turnover rate	13%	4%	26%	27%	8%

(a)	Per share amounts are calculated using the average shares method.

(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Total returns are historical in nature and assumes changes in net asset value per share, reinvestment of dividends and capital gains distributions, if any, and do not reflect the impact of sales charges. Had the Advisor not absorbed a portion of the Fund expenses, total returns would have been lower.

(d)	Represents the ratio of expenses to average net assets absent fee waivers expense reimbursement and/or recoupment by the Advisor.

(e)	The ratios of expenses to average net assets and net investment income to average net assets do not directly reflect the expenses of the underlying institutional private real estate investments in which the Fund invests. The Fund invests in each underlying institutional private real estate investment based upon its net asset value, inclusive of management fees, which typically range from 0.50% to 1.30% on an annualized basis. The Fund’s Total Return is reported net of all fees and expenses.

The accompanying notes are an integral part of these financial statements.

Bluerock Total Income+ Real Estate Fund - Class C	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Net asset value, beginning of year	$34.85	$30.90	$27.89	$29.22	$29.02
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	(0.36)	0.12	0.26	0.23	0.10
Net realized and unrealized gain/(loss)	(4.16)	5.63	4.27	(0.04)	1.63
Total from investment operations	(4.52)	5.75	4.53	0.19	1.73
DISTRIBUTIONS:
From net investment income	–	–	–	(0.06)	–
From net realized gain on investments	(0.19)	(0.42)	(0.63)	(0.98)	(0.32)
Return of capital	(1.47)	(1.38)	(0.89)	(0.48)	(1.21)
Total distributions	(1.66)	(1.80)	(1.52)	(1.52)	(1.53)
Net asset value, end of year	$28.67	$34.85	$30.90	$27.89	$29.22
TOTAL RETURN(b)(c)	(13.26)%	18.90%	16.81%	0.63%	6.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$565,608	$706,009	$486,734	$437,183	$401,507
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)(e)	3.86%	2.74%	2.81%	2.90%	2.95%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	3.86%	2.74%	2.81%	2.92%	2.96%
Ratio of net investment income/(loss) to average net assets(e)	(1.13)%	0.36%	0.91%	0.79%	0.35%
Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)(e)	2.67%	2.65%	2.70%	2.66%	2.69%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.67%	2.65%	2.70%	2.68%	2.70%
Portfolio turnover rate	13%	4%	26%	27%	8%

(a)	Per share amounts are calculated using the average shares method.

(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Total returns are historical in nature and assumes changes in net asset value per share, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of the Fund expenses, total returns would have been lower.

(d)	Represents the ratio of expenses to average net assets absent fee waivers expense reimbursement and/or recoupment by the Advisor.

(e)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not directly reflect the expenses of the underlying institutional private real estate investments in which the Fund invests. The Fund invests in each underlying institutional private real estate investment based upon its net asset value, inclusive of management fees, which typically range from 0.50% to 1.30% on an annualized basis. The Fund’s Total Return is reported net of all fees and expenses.

The accompanying notes are an integral part of these financial statements.

Annual Report | September 30, 2023	21

Bluerock Total Income+ Real Estate Fund - Class I	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Net asset value, beginning of year	$37.99	$33.35	$29.80	$30.92	$30.40
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	(0.05)	0.48	0.58	0.56	0.42
Net realized and unrealized gain/(loss)	(4.57)	6.12	4.61	(0.07)	1.72
Total from investment operations	(4.62)	6.60	5.19	0.49	2.14
DISTRIBUTIONS:
From net investment income	–	–	–	(0.06)	–
From net realized gain on investments	(0.19)	(0.42)	(0.63)	(1.04)	(0.32)
Return of capital	(1.63)	(1.54)	(1.01)	(0.51)	(1.30)
Total distributions	(1.82)	(1.96)	(1.64)	(1.61)	(1.62)
Net asset value, end of year	$31.55	$37.99	$33.35	$29.80	$30.92
TOTAL RETURN(b)(c)	(12.44)%	20.09%	17.99%	1.61%	7.23%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$4,207,299	$5,288,747	$2,012,129	$1,341,848	$1,040,017
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)(e)	2.88%	1.77%	1.83%	1.91%	1.94%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.88%	1.78%	1.81%	1.91%	1.95%
Ratio of net investment income/(loss) to average net assets(e)	(0.15)%	1.30%	1.89%	1.82%	1.38%
Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)(e)	1.70%	1.68%	1.72%	1.67%	1.69%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.70%	1.69%	1.70%	1.67%	1.70%
Portfolio turnover rate	13%	4%	26%	27%	8%

(a)	Per share amounts are calculated using the average shares method.

(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Total returns are historical in nature and assumes changes in net asset value per share, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of the Fund expenses, total returns would have been lower.

(d)	Represents the ratio of expenses to average net assets absent fee waivers expense reimbursement and/or recoupment by the Advisor.

(e)	The ratios of expenses to average net assets and net investment income to average net assets do not directly reflect the expenses of the underlying institutional private real estate investments in which the Fund invests. The Fund invests in each underlying institutional private real estate investment based upon its net asset value, inclusive of management fees, which typically range from 0.50% to 1.30% on an annualized basis. The Fund’s Total Return is reported net of all fees and expenses.

The accompanying notes are an integral part of these financial statements.

Bluerock Total Income+ Real Estate Fund - Class L	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Net asset value, beginning of year	$36.61	$32.31	$29.02	$30.25	$29.89
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	(0.23)	0.29	0.42	0.37	0.26
Net realized and unrealized gain/(loss)	(4.37)	5.90	4.46	(0.03)	1.68
Total from investment operations	(4.60)	6.19	4.88	0.34	1.94
DISTRIBUTIONS:
From net investment income	–	–	–	(0.06)	–
From net realized gain on investments	(0.19)	(0.42)	(0.63)	(1.01)	(0.32)
Return of capital	(1.56)	(1.47)	(0.96)	(0.50)	(1.26)
Total distributions	(1.75)	(1.89)	(1.59)	(1.57)	(1.58)

Net asset value, end of year	$30.26	$36.61	$32.31	$29.02	$30.25
TOTAL RETURN(b)(c)	(12.86)%	19.46%	17.38%	1.14%	6.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period/year (000s)	$102,398	$124,675	$87,645	$73,014	$88,605
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)(e)	3.40%	2.28%	2.35%	2.40%	2.44%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	3.40%	2.29%	2.31%	2.41%	2.46%
Ratio of net investment income/(loss) to average net assets(e)	(0.67)%	0.81%	1.40%	1.25%	0.87%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)(e)	2.20%	2.20%	2.24%	2.17%	2.18%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.20%	2.21%	2.20%	2.18%	2.20%
Portfolio turnover rate	13%	4%	26%	27%	8%

(a)	Per share amounts are calculated using the average shares method.

(b)	Total returns are historical in nature and assumes changes in net asset value per share, reinvestment of dividends and capital gains distributions, if any, and do not reflect the impact of sales charges. Had the Advisor not absorbed a portion of the Fund expenses, total returns would have been lower.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Represents the ratio of expenses to average net assets absent fee waivers expense reimbursement and/or recoupment by the Advisor.

(e)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not directly reflect the expenses of the underlying institutional private real estate investments in which the Fund invests. The Fund invests in each underlying institutional private real estate investment based upon its net asset value, inclusive of management fees, which typically range from 0.50% to 1.30% on an annualized basis. The Fund’s Total Return is reported net of all fees and expenses.

The accompanying notes are an integral part of these financial statements.

Annual Report | September 30, 2023	23

Bluerock Total Income+ Real Estate Fund - Class M	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year/period presented.

	For the Year Ended September 30, 2023	For the Period Ended September 30, 2022 (a)
Net asset value, beginning of period/year	$34.93	$31.78
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	(0.30)	0.14
Net realized and unrealized gain/(loss)	(4.17)	4.39
Total from investment operations	(4.47)	4.53
DISTRIBUTIONS:
From net realized gain on investments	(0.19)	–
Return of capital	(1.47)	(1.38)
Total distributions	(1.66)	(1.38)

Net asset value, end of period/year	$28.80	$34.93
TOTAL RETURN(c)(d)	(13.07)%	14.35	%(e)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period/year (000s)	$135,176	$135,362
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)(g)	3.66%	2.46	%(h)
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	3.66%	2.46	%(h)
Ratio of net investment income/(loss) to average net assets(f)	(0.94)%	0.54	%(h)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)(g)	2.44%	2.35	%(h)
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	2.44%	2.35	%(h)
Portfolio turnover rate	13%	4%

(a)	Class M commenced operations on December 27, 2021.

(b)	Per share amounts are calculated using the average shares method.

(c)	Total returns are historical in nature and assumes changes in net asset value per share, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of the Fund expenses, total returns would have been lower.

(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Not annualized.

(f)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not directly reflect the expenses of the underlying institutional private real estate investments in which the Fund invests. The Fund invests in each underlying institutional private real estate investment based upon its net asset value, inclusive of management fees, which typically range from 0.50% to 1.30% on an annualized basis. The Fund’s Total Return is reported net of all fees and expenses.

(g)	Represents the ratio of expenses to average net assets absent fee waivers expense reimbursement and/or recoupment by the Advisor.

(h)	Annualized.

The accompanying notes are an integral part of these financial statements.

Bluerock Total Income+ Real Estate Fund	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

Information about the Fund's senior securities as of each year is shown in the following table:

	September 30, 2023	September 30, 2022	September 30, 2021	September 30, 2020	September 30, 2019
Total Amount Outstanding under Line of Credit (000's)	$680,000	$350,000	$–	$274,000	$148,100
Asset Coverage Per $1,000 of Line of Credit(a)	9,567	21,502	N/A	9,679	14,957

(a)	Calculated as the difference between the Fund's total assets and total liabilities (excluding the indebtedness represented by the Line of Credit) and dividing by the total amount outstanding on the Line of Credit. The Asset Coverage Ratio is then multiplied by $1,000 to determine the "Asset Coverage Per $1,000 of Line of Credit Outstanding).

The accompanying notes are an integral part of these financial statements.

Annual Report | September 30, 2023	25

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

September 30, 2023

1. ORGANIZATION

Bluerock Total Income+ Real Estate Fund (the “Fund” or the “Trust”) was organized as a Delaware statutory trust on May 25, 2012 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund is non-diversified. The Fund’s investment advisor is Bluerock Fund Advisor, LLC (the “Advisor”). The Fund’s primary investment objective is to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in real estate industry securities, primarily in income producing equity and debt securities.

The Fund currently offers Class A, Class C, Class I, Class L and Class M shares. Class A shares commenced operations on October 22, 2012 and are offered at net asset value plus a maximum sales charge of 5.75%. Class A shareholders who tender for repurchase Class A shares that were purchased in amounts of $1,000,000 or more that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. Class C and Class I shares commenced operations on April 1, 2014 and are offered at net asset value. Class C shares are subject to an early withdrawal charge of 1.00% if redeemed less than 365 days after purchase. Class L shares commenced operations on June 1, 2017 and are offered at net asset value plus a maximum sales charge of 4.25%. Class M shares commenced operations on December 27, 2021 and are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing shareholder service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its shareholder service and/or distribution plans. The Fund’s income, expenses (other than class specific shareholder service and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 "Financial Services – Investment Companies."

A. Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the last bid price. Debt securities, including restricted securities, are valued based on evaluated prices received from a third party pricing vendor or from brokers who make markets in such securities. Debt securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund may invest a portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and are sensitive to changes in economic, market and regulatory conditions. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end and closed-end investment companies and exchange-traded funds (“ETFs” and collectively the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets/liabilities at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values (“NAV”) as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change. An ETF trades like common stock and typically represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an investment vehicle to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning such investment vehicles generally reflect the risks of owning the underlying securities they are designed to track, although any lack of liquidity could result in it being more volatile. Additionally, such investment vehicles have fees and expenses that reduce their value relative to their underlying holdings.

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

September 30, 2023

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Advisor, who has been named as the valuation designee by the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

Valuation of Private Real Estate Securities – The Fund invests a significant portion of its assets in Private Real Estate Securities (“Private Funds”), which includes securities that invest in real estate assets (“Private REITs”) and securities that invest in debt instruments secured or otherwise supported by real estate assets (“Private Debt”). The Private Funds measure their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with ASC 820-10, the Fund has elected to apply the practical expedient, and to value its investments in Private Funds at their respective NAVs or NAV equivalents at each quarter. For non-calendar quarter-end days, the Advisor estimates the fair value of each Private REIT by adjusting the most recent NAV for each Private Fund by the change in a proprietary benchmark that the Advisor has deemed to be representative of the entire Private Fund market. The Fund accrues income on a daily basis for each Private Fund investment as applicable. As of September 30, 2023, all of the Fund’s investments in Private Funds were valued at their respective NAVs.

Valuation of Public Non-Traded Equity Real Estate Securities – The Fund may invest a portion of its assets in Public Non-Traded Equity Real Estate Securities (“Public Non-Traded ERES”). The Public Non-Traded ERES do not report periodic NAVs with enough frequency to be valued using the practical expedient. The Advisor determines the fair value of Public Non-Traded ERES on a daily basis by considering various factors such as the most recent published NAV, the transaction price, secondary market trades, shareholder redemption and dividend reinvestment programs, and potential illiquidity discounts. As of September 30, 2023, investments in Public Non-Traded ERES represented less than 0.0% of Fund NAV.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Annual Report | September 30, 2023	27

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

September 30, 2023

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The valuation techniques used by the Fund to measure fair value during the year ended September 30, 2023, maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2023 for the Fund’s assets measured at fair value:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Private Real Estate Securities(a)	$–	$–	$625,349,615	$5,976,605,570
Real Estate Debt Securities	–	243,542,424	–	243,542,424
Public Non-Traded Real Estate Investment Trusts	–	–	33,639	33,639
Publicly Traded Real Estate Investment Trusts	152,650,498	–	–	152,650,498
Open-Ended Mutual Fund	11,963,685	–	–	11,963,685
Short Term Investments	56,768,187	–	–	56,768,187
TOTAL	$221,382,370	$243,542,424	$625,383,254	$6,441,564,003

(a)	In accordance with ASC 820-10, investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Portfolio of Investments and Statement of Assets and Liabilities.

The following table shows the aggregate changes in fair value of the Fund’s Level 3 investments during the year ended September 30, 2023:

Asset Type	Balance as of September 30, 2022	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales	Transfer into Level 3	Balance as of September 30, 2023	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2023
Private Real Estate Securities	$–	$–	$–	$–	$625,349,615	$625,349,615	$(77,028,477)
Public Non-Traded Real Estate Investment Trusts	39,245	(5,606)	–	–	–	33,639	(5,606)
Total	$39,245	$(5,606)	$–	$–	$625,349,615	$625,383,254	$(77,034,083)

During the fiscal year ended September 30, 2023, management determined that the Fund’s private real estate investment no longer met the requirements for practical expedient. Accordingly, management has fair valued the position and classified it as a Level 3 investment in the table above. As of September 30, 2023, the Fund used the NAV per share as provided by the underlying investment, reflective of the appraised value of all the investment's real estate assets as determined by an independent third-party appraiser. Currently, the third-party appraiser conducts such appraisals on a quarterly basis, using available market information and valuation methods, which may include any or all of a sales comparison method, direct capitalization method and/or discounted cash-flow method. The third-party appraiser is an MAI-designated appraiser and its appraisals and related analyses, opinions and conclusions relating to the real estate assets are determined in conformance with the Uniform Standards of Professional Appraisal Practice as published by the Appraisal Foundation. Key unobservable inputs utilized by the third-party appraiser include discount rates and exit capitalization rates, which ranged from 6.75% to 13.75% and 4.75% to 8.22% respectively. Increases (decreases) in the discount rate or exit capitalization rate would result in a lower (higher) fair value measurement.

B. Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Purchase discounts and premiums on securities are accreted and amortized to the earliest call date of the respective securities.

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

September 30, 2023

C. Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions related to the open tax years or expected to be taken in the Fund’s 2023 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended September 30, 2023, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

D. Distributions to Shareholders – Distributions from investment income are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

For the year ended September 30, 2023, the Fund declared distributions to shareholders in the amount of $341,514,416, which resulted in $203,064,734 elected to be paid in cash and $138,449,682 that was reinvested through the Fund’s dividend reinvestment policy. During this same period, the Fund had total investment income of $179,954,377, net realized gains/(loss) on investments totaling ($53,179,417), net change in unrealized depreciation on investments of ($813,605,700) and net expenses of $200,477,319.

The Fund’s primary investment objective is to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. The Fund’s total return is expected to be comprised of income plus realized gains and unrealized gains, less Fund-level expenses. Therefore, a portion of the Fund’s total return has been comprised of unrealized gains.

The Fund’s distributions for any period may be higher or lower than the Fund’s net return and therefore should not be used as a measure of performance or confused with yield or income generated by the Fund’s underlying investments. Further, the actual distribution amounts and sources of those amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Distributions in excess of the Fund’s total return will cause the Fund’s NAV to decline. During the year ended September 30, 2023, the Fund’s Class A Shares had a starting NAV of $37.10, paid distributions of $1.77 and had an ending NAV of $30.74. The Fund’s Class C Shares had a starting NAV of $34.85, paid distributions of $1.66 and had an ending NAV of $28.67. The Fund’s Class I Shares had a starting NAV of $37.99, paid distributions of $1.82 and had an ending NAV of $31.55. The Fund’s Class L Shares had a starting NAV of $36.61, paid distributions of $1.75 and had an ending NAV of $30.26. The Fund’s Class M Shares had a starting NAV of $34.93, paid distributions of $1.66 and had an ending NAV of $28.80.

The Fund’s distribution policy is expected to result in distributions that equal a fixed percentage of the Fund’s current net asset value per share. All or a portion of a distribution may consist of a return of capital (i.e. from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. Investors should not draw any conclusions about the Fund’s investment performance from the amount of its distribution.

The Fund’s historical NAV details are available on the Fund’s website at https://bluerock.com/ti-fund/performance.

E. Cash and Cash Equivalents – Cash and cash equivalents are held with a financial institution. The asset of the Funds may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each account holder. At September 30, 2023, the Fund held $32,506,774 with the custodian. The Fund currently invests excess cash in a short term money market fund, which is valued at NAV on a daily basis and categorized as Level 1 in the hierarchy.

F. Indemnification – The Trust indemnifies its officers, trustees and distributor for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

Annual Report | September 30, 2023	29

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

September 30, 2023

3. RELATED-PARTY TRANSACTIONS, SERVICE PROVIDERS AND TRUSTEE COMPENSATION

A. Advisory Agreement and Expense Limitation Agreement – Pursuant to an investment management agreement between the Trust and the Advisor, (the “Advisory Agreement”), investment advisory services are provided to the Fund by the Advisor. Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 1.50% of the average daily net assets of the Fund. For the year ended September 30, 2023, the Advisor earned advisory fees of $99,210,524.

The Advisor and the Fund have entered into an expense limitation agreement (the “Expense Limitation Agreement”) under which the Advisor has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (excluding any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but including organizational costs and offering costs), to the extent that such expenses exceed 1.95%, 2.70%, 1.70%, 2.20% and 2.45% of the Fund's average daily net assets attributable to the Class A, Class C, Class I, Class L and Class M shares, respectively. In consideration of the Advisor's agreement to limit the Fund's expenses, the Fund has agreed to repay the Advisor in the amount of any fees the Advisor previously waived or Fund expenses reimbursed, subject to the limitations that: (1) the reimbursement will be made if payable not more than three years from the date incurred; (2) the reimbursement may not be made if it would cause the expense limitation then in effect or in effect at the time of the waiver to be exceeded; and (3) the reimbursement is approved by the Fund's Board of Trustees. The Expense Limitation Agreement will remain in effect at least until January 31, 2024 unless and until the Board approves its modification or termination. After January 31, 2024, the Expense Limitation Agreement may be renewed at the Advisor's and Board's discretion. During the year ended September 30, 2023, the Advisor waived fees and/or reimbursed expenses of $4,183.

Including amounts waived during the year ended September 30, 2023, cumulative fees and/or expenses subject to recapture pursuant to the aforementioned conditions amounted to $52,043 and will expire during the fiscal years indicated below:

	2024	2025	2026
Bluerock Total Income+ Real Estate Fund	$47,860	$–	$4,183

Sub-advisory services were provided to the Fund pursuant to agreements between the Advisor and each of Mercer Investment Management, Inc. (“Mercer”) and RREEF America, LLC (“RREEF” and together with Mercer, the “Sub-Advisors”). Under each of the terms of the sub-advisory agreements, the Advisor compensates the Sub-Advisors based on the Fund’s assets allocated to the respective Sub-Advisor. Under the terms of the Sub-Advisory Agreement with Mercer, the Sub-Advisor receives fees from the Advisor (not the Fund) as follows: 0.025% of the Fund’s assets invested in publicly traded real estate securities, and 0.15% for up to $250 million in total Fund assets, 0.13% for $250 million to $500 million in total Fund assets, 0.12% for $500 million to $750 million in total Fund assets, 0.10% for $750 million to $1 billion in total Fund assets, 0.08% for $1 billion to $1.3 billion in total Fund assets, 0.07% for $1.3 billion to $1.5 billion in total Fund assets, 0.06% for $1.5 billion to $2 billion in total Fund assets, 0.05% for $2 billion to $2.5 billion in total Fund assets, 0.045% for $2.5 billion to $3 billion in total Fund assets, 0.04% for $3 billion to $3.5 billion in total Fund assets, 0.035% for $3.5 billion to $4 billion in total Fund assets, 0.03% for $4 billion to $4.5 billion in total Fund assets, 0.025% for $4.5 billion to $5 billion in total Fund assets, 0.02% for $5 billion to $5.5 billion in total Fund assets, 0.015% for $5.5 billion to $6 billion in total Fund assets, 0.010% for $6 billion or more in total Fund assets invested in private real estate assets.

Under the terms of a sub-advisory agreement between the Advisor and RREEF, RREEF receives fees from the Advisor (not the Fund) as follows: For the portion of the Fund invested in liquid real assets, sub-advisory fees are calculated at an annual rate of 0.60% for up to $50 million in assets allocated to RREEF, 0.55% for $50 million to $100 million in assets allocated to RREEF, and 0.50% for greater than $100 million in assets allocated to RREEF. For the portion of the Fund which is invested in non-publicly traded real estate related debt securities, sub-advisory fees are calculated at an annual rate of 0.75% for up to $350 million in assets allocated to RREEF, 0.60% in excess of $350 million through $700 million in assets allocated to RREEF, and 0.55% for assets in excess of $700 million allocated to RREEF.

B. Distributor – The distributor of the Fund is ALPS Distributors, Inc. (the “Distributor”). The Board has adopted, on behalf of the Fund, a Shareholder Services Plan and a Distribution Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect to clients with whom they have distributed shares of the Fund. Under the Shareholder Services Plan, the Fund pays up to 0.25% per year of the average daily net assets of each of Class A, Class C and Class L shares for such services. For the year ended September 30, 2023, the Fund incurred shareholder servicing fees of $2,207,763, $1,609,500 and $280,679 for Class A, Class C and Class L shares, respectively. Under the Distribution Plan, the Fund pays 0.75% per year of its average daily net assets for such services for Class C shares and Class M shares, respectively and 0.25% per year of its average daily net assets for such services for Class L shares. For the year ended September 30, 2023, the Fund incurred distribution fees of $4,828,499, $280,679 and $1,062,754 for Class C, Class L and Class M Shares, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended September 30, 2023, the Distributor paid $4,564,011 in underwriting commissions for sales of Class A shares and $785,280 was retained by the principal underwriter. For the year ended September 30, 2023, the Distributor paid $539,552 in advanced commissions for sales of Class C. For the year ended September 30, 2023, the Distributor paid $423,413 in underwriting commissions for sales of Class L shares and $94,319 was retained by the principal underwriter.

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

September 30, 2023

The Distributor has entered into a wholesale marketing agreement with Bluerock Capital Markets, LLC (“BCM”), a registered broker-dealer affiliate of the Advisor. Pursuant to the terms of the wholesale marketing agreement, BCM will seek to market and otherwise promote the Fund through various “wholesale” distribution channels, including regional and independent retail broker-dealers. BCM will receive a portion of the sales load from the sale of certain classes of Fund shares for its services provided under these agreements. For the year ended September 30, 2023, BCM received $849,672.

C. ALPS Fund Services, Inc. (“ALPS”) – ALPS provides administration, compliance, and fund accounting services to the Trust. Pursuant to separate servicing agreements with ALPS, the Fund pays ALPS customary fees for providing administration, compliance, and fund accounting services to the Fund.

D. Transfer Agent – DST Systems, Inc., an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund (“Transfer Agent”) and receives customary fees from the Fund for providing such services.

E. Trustee Compensation – Each Trustee who is not affiliated with the Trust or the Advisor receives an annual fee of $60,000, paid quarterly, of which $40,000 is paid in cash and the remaining $20,000 is paid in the equivalent amount of the Fund shares, as well as reimbursement for any reasonable expenses incurred attending the meetings.

4. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended September 30, 2023, amounted to $1,094,144,319 and $960,247,612, respectively.

5. REPURCHASE OFFERS / SHARES OF BENEFICIAL INTEREST

Pursuant to Rule 23c-3 under the 1940 Act, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at NAV, of no less than 5% and no more than 25% of the shares outstanding on the Repurchase Request Deadline (as defined in the Fund’s prospectus). The Board shall determine the quarterly repurchase offer amount. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder's shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund's quarterly repurchases.

During the year ended September 30, 2023, the Fund completed four quarterly repurchase offers. The Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The results of the repurchase offers were as follows:

	Repurchase Offer	Repurchase Offer	Repurchase Offer	Repurchase Offer
Commencement Date	September 26, 2022	December 29, 2022	March 30, 2023	June 29, 2023
Repurchase Request Deadline	November 7, 2022	February 9, 2023	May 9, 2023	August 8, 2023
Repurchase Pricing Date	November 7, 2022	February 9, 2023	May 9, 2023	August 8, 2023

Net Asset Value as of Repurchase Offer Date:
Class A	$37.17	$33.83	$33.26	$32.34
Class C	$34.89	$31.69	$31.11	$30.19
Class I	$38.07	$34.66	$34.10	$33.18
Class L	$36.67	$33.34	$32.76	$31.84
Class M	$34.98	$31.80	$31.23	$30.32

Amount Repurchased:
Class A	$32,385,057	$29,269,557	$22,882,952	$28,970,225
Class C	$13,368,569	$12,383,840	$13,297,546	$14,643,275
Class I	$323,623,501	$298,965,318	$294,098,255	$269,624,486
Class L	$2,281,398	$3,333,732	$2,104,911	$1,997,426
Class M	$905,632	$1,287,229	$2,828,974	$4,139,222

Total Number of Shares Tendered:	9,843,291	18,015,778	21,219,763	25,537,670
Percentage of Shares Tendered that were Repurchased:	100.00%	55.38%	46.16%	37.40%

Annual Report | September 30, 2023	31

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

September 30, 2023

6. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following years was as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2023	$–	$37,036,674	$304,477,742
2022	–	46,376,673	243,564,960

As of September 30, 2023, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
$994,513,475	$(387,912,166)	$606,601,309	$5,834,962,694

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales and tax adjustments for partnerships.

As of September 30, 2023, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized loss on investments	Other cumulative effect of timing differences	Net unrealized appreciation on investments	Total
$(8,311,535)	$(143,035,494)	$606,601,309	$455,254,280

The Fund elects to defer to the period ending September 30, 2024, late year ordinary losses during the period November 1, 2022 through September 30, 2023 in the amount of $143,035,494.

The Fund elects to defer to the period ending September 30, 2024, capital losses recognized during the period November 1, 2022 through September 30, 2023 in the amount of $8,311,535.

Permanent book and tax differences, primarily attributable to net operating losses and tax adjustments for partnerships, resulted in reclassification for the fiscal year ended September 30, 2023 as follows:

Paid-in Capital	Total Distributable Earnings
$(25,276,037)	$25,276,037

7. EARLY WITHDRAWAL CHANGE

Class C shareholders and certain Class A shareholders who tender for repurchase shares that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price with respect to such shares. The early withdrawal change does not apply to shares that were acquired through reinvestment of distributions or in connection with the death or disability of the shareholder. The early withdrawal change is paid directly to the Fund. For the year ended September 30, 2023, the Fund did not receive any such fees.

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

September 30, 2023

8. COMMITMENTS AND CONTINGENCIES

Commitments – As of September 30, 2023, the Fund had unfunded commitments and/or contingencies for the below listed Private Real Estate Securities:

Security	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice (Days)
AEW Core Property Trust	$23,044,215	$–	Quarterly	45
Ares Industrial Real Estate Fund	236,314,344	114,750,000	Quarterly	90
Ares Real Estate Enhanced Income Fund	51,558,109	–	Quarterly	90
Bain Capital Real Estate Fund I	72,755,523	26,224,437	None	None
Bain Capital Real Estate Life Science	6,691,956	65,360,385	None	None
Blackstone Property Partners U.S.	133,450,919	–	Quarterly	90
Blackstone Property Partners Life Science	90,723,887	12,378,069	Annual	180
Bridge Debt Strategies Fund III, LP	46,625,333	5,574,061	None	None
Bridge Debt Strategies Fund IV, LP	95,921,239	3,409,145	None	None
Bridge Workforce Housing Fund I, LP	89,400,292	1,834,254	None	None
Brookfield Premier Real Estate Partners	269,080,378	–	Quarterly	90
Carlyle Property Investors	237,993,356	71,228,636	Quarterly	90
CBRE U.S. Core Partners, LP	236,706,692	–	Quarterly	60
CBRE U.S. Logistics Partners, LP	284,054,964	–	Quarterly	90
Clarion Gables Multifamily Trust	110,483,471	–	Quarterly	90
Clarion Lion Industrial Trust	264,887,016	–	Quarterly	90
Clarion Lion Properties Fund	165,631,903	–	Quarterly	90
Cortland Growth & Income Fund	262,948,046	–	Quarterly	90
Harrison Street Core Property Fund	56,441,088	–	Quarterly	45
Harrison Street Data Center Fund	20,569,363	6,128,641	None	None
Harrison Street Life Science Fund	11,215,333	6,983,602	None	None
H/2 Special Opportunities Fund V	85,193,298	13,515,746	None	None
Invesco Core Real Estate Fund	135,131,938	–	Quarterly	45
Invesco U.S. Income Fund LP	232,821,899	–	Quarterly	45
IQHQ, Inc.	625,349,615	–	None	None
Morgan Stanley Prime Property Fund LLC	122,779,582	–	Quarterly	90
PGIM PRISA II	199,527,115	–	Quarterly	90
PGIM PRISA III	151,044,723	–	Quarterly	90
Principal Enhanced Property Fund LP	76,538,923	–	Quarterly	90
Prologis Targeted U.S. Logistics	572,110,877	300,000,000	Quarterly	90
Realterm Logistics Income Fund LP	311,625,232	–	Quarterly	90
RREEF America REIT II, Inc.	65,435,744	–	Quarterly	45
RREEF Core Plus Industrial Fund LP	199,963,633	17,250,000	Quarterly	60
Sentinel Real Estate Fund	153,728,506	–	Daily	*
Stockbridge Smart Markets Fund	67,902,961	–	Quarterly	45
Stockbridge Value Fund II	32,866	511,701	None	None
TA Realty Core Property Fund	116,725,132	–	Quarterly	45
TA Realty Logistics Fund	94,196,099	–	Quarterly	45
Total	$5,976,605,570	$645,148,677

*	Written notice required for redemption, no minimum timeline required.

Typically, when the Fund invests in a Private Fund, it makes a binding commitment to invest a specified amount of capital in the applicable Private Fund. The capital commitment may be drawn by the general partner of the Private Fund either all at once, or over time through a series of capital calls at the discretion of the general partner. As such, the Unfunded Commitments column above reflects the remaining amount of the Fund’s commitments to be called by the general partner of the Private Fund. Further, the organizational documents of the Private Funds in which the Fund invests typically have set redemption schedules and notification requirements. As such, the Redemption Frequency column above reflects the frequency in which the Private Fund accepts redemption requests and the Redemption Notice column reflects the number of days of advanced notice required. While redemptions can be requested at the frequency listed above, there is no guarantee the Fund will be paid all or any of the redemption amount at the time requested.

Annual Report | September 30, 2023	33

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

September 30, 2023

9. LINE OF CREDIT

As of September 30, 2023, the Fund had two secured lines of credit with an aggregate commitment of $1,125,000,000.

On December 30, 2022, the Fund entered into a three-year secured, $125,000,000 revolving line of credit (the “Bank Credit Facility”) with Raymond James Bank. Borrowings under the Bank Credit Facility bear interest at a rate of one-month SOFR plus 3.61%. During the period from December 30, 2022 through September 30, 2023, the average amount of borrowing outstanding, approximate weighted average interest rate on borrowings and total interest expense with respect to the Bank Credit Facility were $125,000,000, 8.44% and $7,953,086 respectively. The Bank Credit Facility includes an unused commitment fee of 0.25% per annum and certain origination and structuring fees (the “Other LOC fees”). The Fund incurred Other LOC fees equal to approximately $155,681 during the period ended September 30, 2023. As of September 30, 2023, the Fund had outstanding borrowings of $125,000,000 under the Bank Credit Facility. As collateral for the Bank Credit Facility, the Fund grants Raymond James Bank a first position security interest in and lien on a select security held by the Fund in a designated collateral account.

On February 3, 2023, the Fund entered into an eighteen-month secured, $1,000,000,000 revolving line of credit (the “Non-Bank Credit Facility”) with D VI BL TIREF L.P., a real estate debt fund as initial lender and administrative agent, American National Insurance Company and certain other lenders from time to time thereto, all associated with a leading global alternative asset manager (the “Non-Bank Lenders”). Borrowings under the Non-Bank Credit Facility bear interest at a rate of one-month SOFR (subject to a floor of 3%) plus 8.25%. During the period from February 3, 2023 through September 30, 2023, the average amount of borrowing outstanding, approximate weighted average interest rate on borrowings and total interest expense with respect to the Non-Bank Credit Facility were $561,708,333, 13.59% and $50,185,931 respectively. The Non-Bank Credit Facility includes an unused commitment fee ranging from 0.0% and 0.50% per annum based on the undrawn portion and certain origination and structuring fees (the “Other LOC fees”). The Fund incurred Other LOC fees equal to approximately $7,895,623 during the period ended September 30, 2023. As of September 30, 2023, the Fund had outstanding borrowings of $555,000,000 under the Non-Bank Credit Facility. As collateral for the Non-Bank Credit Facility, the Fund grants the Non-Bank Lenders a first position security interest in and lien on select securities held by the Fund in a designated collateral account.

The Fund’s ability to borrow under the Bank Credit Facility and the Non-Bank Credit Facility are subject to the limitations of the 1940 Act.

On February 3, 2023, the Fund's credit facility with Credit Suisse was terminated. The Fund paid off all fees and no longer has any outstanding obligations under the Credit Suisse arrangement as of the termination date. From October 1, 2022 through February 3, 2023, borrowings under the Credit Suisse agreement were subject to a maximum borrowing amount of $600,000,000 and bore interest up to the rate of 3 month SOFR plus 205 basis points at the time of borrowing. During October 1, 2022 through February 3, 2023, the average amount of borrowing outstanding, approximate weighted average interest rate on borrowings and total interest expense for the period were $523,840,000, 6.70% and $12,100,854 respectively. Note, of the total interest expense incurred, $72,736 was related to fees on unused borrowings.

10. RISKS AND UNCERTAINTIES

In the normal course of business, the Fund faces certain risks and uncertainties. Set forth below is a summary of certain principal risks associated with the Fund. The following is not intended to be a complete list of all the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information.

Market Risk. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. In addition, the Fund is subject to the risk that geopolitical and other similar events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets.

The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, have had negative impacts, and in many cases severe negative impacts, on markets worldwide. Potential impacts on the real estate market may include lower occupancy rates, decreased lease payments, defaults and foreclosures, among other consequences. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown.

Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The foregoing could impair the Fund’s ability to maintain operational standards, disrupt the operations of the Fund and its service providers, adversely affect the performance, value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

September 30, 2023

Real Estate Industry Concentration Risk. The Fund will concentrate its investments in securities of real estate industry issuers, and it may invest in real estate directly. As such, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies of engaged in the real estate industry is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; (ix) climate change and (x) changes in interest rates and leverage. There are also special risks associated with particular sectors, or real estate operations, including, but not limited to, those risks described below:

Retail Properties. Retail properties are affected by shifts in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

Office Properties. Office properties are affected by a downturn in the businesses operated by their tenants.

Hospitality Properties. Hotel properties and other properties in the hospitality real estate sector, such as motels and extended-stay properties, are affected by declines in business and leisure travel.

Healthcare Properties. Healthcare properties are affected by potential federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, and the continued availability of revenue from government reimbursement programs.

Industrial Properties. Industrial properties are affected by downturns in the manufacturing, processing and shipping of goods.

Multifamily Properties. Multifamily properties are affected by adverse economic conditions in the locale, oversupply and rent control laws.

Residential Properties. Residential properties can be significantly affected by the national, regional and local real estate markets. This segment of the real estate industry also is sensitive to interest rate fluctuations which can cause changes in the availability of mortgage capital and directly affect the purchasing power of potential homebuyers. Thus, residential properties can be significantly affected by changes in government spending, consumer confidence, demographic patterns and the level of new and existing home sales.

Shopping Centers. Shopping center properties are affected by changes in the local markets where their properties are located and dependent upon the successful operations and financial condition of their major tenants.

Self-Storage Properties. Self-storage properties are affected by changes to competing local properties, consumer and small business demand for storage space, and the ability of the management team.

Other factors may contribute to the risk of real estate investments:

Development Issues. Real estate development companies in which the Underlying Funds or the Fund may invest are affected by construction delays and insufficient tenant demand to occupy newly developed properties.

Lack of Insurance. Certain of the companies in the Fund’s portfolio may fail to carry comprehensive liability, fire, flood, wind or earthquake extended coverage and rental loss insurance, or insurance and may be subject to various policy specifications, limits and deductibles.

Dependence on Tenants. The ability of companies in the real estate industry in which the Fund may invest to make distributions to shareholders depends upon the ability of the tenants at their properties to generate enough income in excess of tenant operating expenses to make their lease payments.

Financial Leverage. Companies in the real estate industry in which the Fund may invest may be highly leveraged and financial covenants may affect their ability to operate effectively.

Financing Issues. Financial institutions in which the Fund may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge.

Environmental Issues. Owners of properties that may contain hazardous or toxic substances may be responsible for removal or remediation costs. Credit Market Conditions. Instability in credit markets can potentially make it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. Conditions in the credit markets may expose borrowers to increased interest expenses for borrowed money and tightening underwriting standards. There is also a risk that a general lack of liquidity or other events in the credit markets may adversely affect the ability of issuers in whose securities the Fund invests to finance real estate developments and projects or refinance completed projects.

Annual Report | September 30, 2023	35

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

September 30, 2023

Credit Risk. It is possible that issuers of debt securities may not make scheduled interest and principal payments, resulting in losses to the Fund. In addition, the credit quality of securities held may be lowered if an issuer’s financial condition changes and this also may negatively impact the Fund’s returns on investment in such securities.

Fixed Income Risk. Typically, a rise in interest rates causes a decline in the value of fixed income securities. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, for the present, interest rate risk may be heightened. Fixed income securities are also subject to default risk.

Institutional Investment Fund Risk. The Fund’s investment in Institutional Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. The fees the Fund pays to invest in an Institutional Investment Fund may be higher than if the manager of the Institutional Investment Fund managed the Fund’s assets directly. The performance fees charged by certain Institutional Investment Funds may create an incentive for its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of a performance fee. Furthermore, Institutional Investment Funds, like the other “Underlying Funds” in which the Fund may invest, are subject to specific risks, depending on the nature of the vehicle, and also may employ leverage such that their returns are more than one times that of their benchmark which could amplify losses suffered by the Fund when compared to unleveraged investments. Shareholders of the Institutional Investment Funds are not entitled to the protections of the 1940 Act. For example, these funds need not have independent boards, shareholder approval of advisory contracts may not be required, may leverage to an unlimited extent, and may engage in joint transactions with affiliates. These characteristics present additional risks for shareholders.

Lack of Control Over Institutional Investment Funds and Other Portfolio Investments. Once the Advisor or RREEF has selected an Institutional Investment Fund, Private REIT, Public REIT, or Other Public Investment Vehicle (each, an “Underlying Fund” and together, the “Underlying Funds”) for investment by the Fund, the Advisor and RREEF will have no control over the investment decisions made by any such Underlying Fund. Although the Fund and the Advisor or RREEF will evaluate regularly each Underlying Fund and its manager to determine whether their respective investment programs are consistent with the Fund’s investment objective, the Advisor and RREEF will not have any control over the investments made by any Underlying Fund. Even though the Underlying Funds are subject to certain constraints, the managers may change aspects of their investment strategies. The managers may do so at any time (for example, such change may occur immediately after providing the Advisor with the quarterly unaudited financial information for an Institutional Investment Fund). The Advisor or RREEF may reallocate the Fund’s investments among the Underlying Funds, but the Advisor’s ability to do so may be constrained by the withdrawal limitations imposed by certain of the Underlying Funds, which may prevent the Fund from reacting rapidly to market changes should an Underlying Fund fail to effect portfolio changes consistent with such market changes and the demands of the Advisor. Such withdrawal limitations may also restrict the Advisor’s ability to terminate investments in Underlying Funds that are poorly performing or have otherwise had adverse changes. The Advisor and RREEF will be dependent on information provided by the Underlying Fund, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Advisor’s or RREEF’s ability to manage the Fund’s investment portfolio in accordance with its investment objectives.

Leveraging Risk. The use of leverage, such as borrowing money to purchase securities or otherwise invest the Fund’s assets, will cause the Fund to incur additional expenses and may significantly magnify the Fund’s losses in the event of adverse performance of the Fund’s underlying investments. In addition to any borrowing utilized by the Fund, the Underlying Funds in which the Fund invests may utilize leverage, subject to the limitations of their charters and operative documents. Leverage by Underlying Funds and/or the Fund has the effect of potentially increasing losses.

REIT Risk. The value of investments in REIT shares may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. Also, qualification as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”) in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that an entity in which the Fund invests with the expectation that it will be taxed as a REIT will, in fact, qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.

Valuation of Institutional Investment Funds. Institutional Investment Funds are not publicly traded and the Fund may consider information provided by the institutional asset manager to determine the value of the Fund’s investment therein. The valuation provided by an institutional asset manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party. To determine the value of the Fund’s investment in Institutional Investment Funds, the Advisor considers, among other things, information provided by the Institutional Investment Funds, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Advisor’s ability to value accurately the Fund’s shares. Institutional Investment Funds that invest primarily in publicly traded securities are more easily valued.

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

September 30, 2023

11. SUBSEQUENT EVENTS

As outlined in the Fund's Quarterly Repurchase Offer Notice dated September 30, 2023, the Fund offered to repurchase up to 5% of its outstanding shares (the “Repurchase Offer”) at the net asset value of such shares on November 7, 2023 (the “Repurchase Date”). The repurchase requests received by the Fund by the Repurchase Date exceeded the number of shares of the Fund subject to the Repurchase Offer and as such, the Fund determined to repurchase shares on a pro rata basis. Accordingly, the Fund repurchased approximately 25.84% of the total number of shares tendered for repurchase which resulted in 9,552,306 repurchased shares for $297,736,869.

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Except as stated above, management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Annual Report | September 30, 2023	37

Bluerock Total Income+	Report of Independent Registered
Real Estate Fund	Public Accounting Firm

To the Shareholders and Board of Trustees of
Bluerock Total Income+ Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Bluerock Total Income+ Real Estate Fund (the “Fund”) as of September 30, 2023, the related statements of operations, cash flows, and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations, cash flows, changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the years ended September 30, 2022, and prior, were audited by other auditors whose report dated November 29, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, brokers, and other appropriate parties; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
November 29, 2023

Bluerock Total Income+ Real Estate Fund	Additional Information

September 30, 2023 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to its portfolio securities is available without charge upon request by calling toll-free 844-819-8287 or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to underlying portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 844-819-8287, or on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files a monthly portfolio investments report with the SEC on Form N-PORT within 60 days after the end of the first and third quarters of each fiscal year. The filings are available upon request by calling 844-819-8287. Furthermore, you may obtain a copy of the filings on the SEC’s website at https://www.sec.gov.

3. TAX INFORMATION (UNAUDITED)

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $37,036,674 as long-term capital gain distribution for the year ended September 30, 2023.

Annual Report | September 30, 2023	39

Bluerock Total Income+ Real Estate Fund	Supplemental Information

September 30, 2023 (Unaudited)

Following is a list of the Trustees and executive officers of the Trust and their principal occupations over the last five years. Unless otherwise noted, the address of each Trustee and Officer is c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held By Trustee During Last Five Years
Bobby Majumder, 1968	Trustee Since 2012	Member, Frost Brown Todd, LLC (September 2021 - Present); Partner, Reed Smith (May 2019 - August 2021); Partner, Perkins Coie LLP (2013 - May 2019).	2	Bluerock Residential Growth REIT, Inc. (2009 - 2022); Bluerock High Income Institutional Credit Fund (2022 - Present); Bluerock Homes Trust, Inc. (2021 - Present).
Romano Tio, 1960	Trustee Since 2012	Senior Managing Director, Greystone (real estate lending, investment and advisory company) (2021 - present); Senior Managing Director, Ackman-Ziff Real Estate Capital Advisors (2017 - 2021); Co-Founder and Managing Director, RM Capital Management LLC (2009 - 2017).	2	Bluerock Residential Growth REIT, Inc. (2009 - 2022); Bluerock High Income Institutional Credit Fund (2022 - Present); Bluerock Homes Trust, Inc. (2021 - Present).
Kamal Jafarnia, 1966	Trustee Since 2021	General Counsel for Opto Investments, Inc. (fintech and investment management firm) (2021-present); General Counsel and CCO for Artivest Holdings and Altegris Investment Management (fintech enablement platform) (2018- 2021); Attorney at Law at Kamal Jafarnia (2018); Managing Director for Legal and Business Development for Provasi Capital Partners, LP (investment management firm) (2017 - 2018); General Counsel and CCO for WP Carey, Inc. (investment management firm) (2014 - 2017).	2	Ashford Hospitality Trust, Inc. (2013 - Present) Bluerock Residential Growth REIT, Inc. (2019 - 2022); Bluerock High Income Institutional Credit Fund (2022 - Present); Bluerock Homes Trust, Inc. (2021 - Present).

INTERESTED TRUSTEES AND OFFICERS

Name, Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held By Trustee During Last 5 Years
Ramin Kamfar, 1963	Trustee Since 2012	Chairman, Bluerock Real Estate, LLC (2002 - Present); Chairman, Bluerock Fund Advisor, LLC (2012 - Present) and Bluerock Asset Management, LLC (2018 - present).	2	Bluerock Residential Growth REIT (2008 - 2022); Bluerock High Income Institutional Credit Fund (2021 - Present); Bluerock Homes Trust, Inc. (2021 - Present)
Simon Adamiyatt, 1962	Trustee Since 2019, Treasurer/ Chief Financial Officer Since 2018	Executive Director, Bluerock Real Estate, LLC (2018 - Present); Executive Director and Chief Financial Officer of Earthport, Plc (financial technology company) (May 2015 - January 2018).	1	n/a

Bluerock Total Income+ Real Estate Fund	Supplemental Information

September 30, 2023 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS (CONTINUED)

Name, Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Jordan Ruddy, 1963	President Since 2013	Chief Operating Officer, Bluerock Real Estate, LLC (2002 – Present); President, Bluerock Fund Advisor, LLC (2013 – Present); President, Bluerock Asset Management, LLC (2020-Present); Director, Bluerock Asset Management, LLC (2018-2020)	n/a	n/a
Jason Emala, 1978	Secretary Since 2018	General Counsel/Chief Legal Officer/Chief Compliance Officer of the Advisor and various Bluerock entities (2018 – Present); VP and Asst. General Counsel, Cantor Fitzgerald (2016-2018).	n/a	n/a
Lucas D. Foss, 1977	Chief Compliance Officer Since 2022	Deputy Chief Compliance Officer, ALPS Holdings, Inc. since December 2017. Director of Compliance at Transamerica Asset Management (July 2015- November 2017).	n/a	n/a

*	The term of office for each Trustee and officer listed above will continue indefinitely. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request, free of charge, by calling toll-free 1-844-819-8287.

**	The Fund Complex currently includes the Trust and Bluerock High Income Institutional Credit Fund.

Annual Report | September 30, 2023	41

Bluerock Total Income+ Real Estate Fund	Privacy Policy

September 30, 2023 (Unaudited)

FACTS	WHAT DOES THE BLUEROCK TOTAL INCOME+ REAL ESTATE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Assets ● Retirement Assets ● Transaction History ● Checking Account Information	● Purchase History ● Account Balances ● Account Transactions ● Wire Transfer Instructions
When you are no longer our customer, we may continue to share your personal information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Bluerock Total Income+ Real Estate Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-819-8287

Bluerock Total Income+ Real Estate Fund	Privacy Policy

September 30, 2023 (Unaudited)

Who We Are
Who is providing this notice?	Bluerock Total Income+ Real Estate Fund
What We Do
How does Bluerock Total Income+ Real Estate Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Bluerock Total Income+ Real Estate Fund collect my personal information?

We collect your personal information, for example, when you

●     Open an account

●     Provide account information

●     Give us your contact information

●     Make deposits or withdrawals from your account

●     Make a wire transfer

●     Tell us where to send the money

●     Tells us who receives the money

●     Show your government-issued ID

●     Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

●     Affiliates from using your information to market to you

●     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Bluerock Total Income+ Real Estate Fund does not share with our affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies

●     Bluerock Total Income+ Real Estate Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Bluerock Total Income+ Real Estate Fund doesn’t jointly market.

Annual Report | September 30, 2023	43

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Investment Adviser

Bluerock Fund Advisor, LLC
1345 Avenue of the Americas, 32nd Floor
New York, NY 10105

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

Legal Counsel

Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

Independent Registered Public Accounting Firm

Cohen & Company
1835 Market Street, Suite 310
Philadelphia, PA 19103

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-844-819-8287 or by referring to the Securities and Exchange Commission's (“SEC”)website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files a monthly portfolio investments report with the SEC on Form N-PORT within 60 days after the end of the first and third quarters of each fiscal year. The filings are available upon request by calling 844-819-8287. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there were no amendments to the Fund’s Code of Ethics..

(d)	Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        Not applicable.

(f)	The Registrant’s code of ethics referred to in Item 2(a) above is attached as an Exhibit 13(a)(1), hereto.

Item 3. Audit Committee Financial Expert.

(a)	The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The registrant’s board of directors has determined that Romano Tio is an audit committee financial expert. Mr. Tio is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

September 30, 2023 – $25,500

September 30, 2022 – $25,500

Audit fees represent the aggregate fees billed for the fiscal years ended September 30, 2023 and September 30, 2022 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(b)	Audit-Related Fees

September 30, 2023 - $2,500

September 30, 2022 - $2,500

Audit-Related Fees represent the aggregate fees billed for the fiscal years ended September 30, 2023 and September 30, 2022 for professional services rendered by the principal account for the non-audited review of the Registrant's semi-annual financial statements.

(c)	Tax Fees

September 30, 2023 - $3,000

September 30, 2022 - $3,000

Tax fees” shown above were for the preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

September 30, 2023 - $0

September 30, 2022 - $0

The registrant was not billed any fees for products and services not otherwise included in items (a) - (c) shown above for the fiscal years ended September 30, 2023 and September 30, 2022.

(e)	(1) Audit Committee’s Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

	2023	2022
Audit Related	0%	0%
Tax Fees	0%	0%
Other Fees	N/A	N/A

(f)	During the audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

September 30, 2023 - $0

September 30, 2022 - $0

(h)	The registrant’s audit committee has considered whether the provision of non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

See attached Appendix A for the Adviser’s proxy voting policies and Appendix B Sub-Adviser’s proxy voting policies and procedures.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Managers

Advisor Portfolio Managers

The following are the Advisor’s portfolio managers as of the date of the filing of this report

Jordan B. Ruddy -- Mr. Ruddy currently serves as Co-CIO of the Advisor and Portfolio Manager of the Fund. Mr. Ruddy has served as a member of the Investment Committee and as President of the Advisor since the inception of the Advisor in 2012. Mr. Ruddy has also served in several senior officer capacities with Bluerock Asset Management, LLC since its inception in 2018 and is currently its President. Mr. Ruddy has served in several senior officer capacities with Bluerock Residential Growth REIT, a NYSE American publicly traded REIT since its founding in 2009 until its sale in 2022 and currently serves as President of Bluerock Homes Trust. Mr. Ruddy brings approximately 30 years of institutional real estate investment experience working with some of leading public and private firms in the industry. Prior to Bluerock, Mr. Ruddy served as a real estate investment banker at Banc of America Securities LLC, and at Smith Barney Inc. and at JP Morgan Chase (previously the Chase Manhattan Bank), and as Vice President of Amerimar Enterprises, a real estate company specializing in value-added investments nationwide. Mr. Ruddy received an M.B.A. degree in Finance and Real Estate in 1995 from The Wharton School of the University of Pennsylvania, and a B.S. degree with high honors in Economics in 1986 from the London School of Economics.

Adam Lotterman — Mr. Lotterman is co-founder of the Advisor and has been a key member of the Fund’s investment team since its inception in 2012. Mr. Lotterman currently serves as the Fund’s Senior Portfolio Manager, as well as the Advisor’s Co-Chief Investment Officer and Lead Economist. Prior to joining Bluerock, Mr. Lotterman was Vice President of Forman Capital, a private commercial real estate lender from 2011 to 2012. Mr. Lotterman was also an Adjunct Professor at Nova Southeastern University from 2010 to 2012, where he taught a master’s level course in Real Estate Market Analysis. Prior to that, Mr. Lotterman worked as a Senior Valuation Analyst at Bayview Asset Management (former hedge fund affiliate of The Blackstone Group) from 2010 to 2011, and from 2005 to 2010 Mr. Lotterman was the Senior Analyst for Goodkin Consulting, the former real estate consulting arm of PricewaterhouseCoopers. Mr. Lotterman received an M.S. in International Real Estate in 2006 from Florida International University, where he graduated first in class, and a B.S. Degree in microbiology with a minor in chemistry in 1997 from the University of Florida.

(a)(2)

Advisor Portfolio Managers

As of September 30, 2023, the Portfolio Managers listed above are also responsible for the day-to-day management of the following types of accounts in addition to the Fund:

Jordan Ruddy

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Adam Lotterman

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Because the Portfolio Managers may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Advisor may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Advisor has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

As of September 30, 2023, the Portfolio Managers’ ownership of the Fund was as follows:

Portfolio Managers	Dollar Range of Shares Owned
Jordan Ruddy	$100,001-$500,000
Adam Lotterman	$500,001-$1,000,000

Mr. Ruddy does not receive compensation from the Advisor, but is compensated for his duties by an affiliate of the Advisor. Mr. Lotterman receives a salary and discretionary bonus from an affiliate of the Advisor and a share of the profits, if any, through his ownership share in the Advisor.

Item 9. Purchases of Equity Securities by Closed-End Funds.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is attached hereto as Exhibit 13(a)(1) Ex99.Code of Ethics.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached hereto as Ex99.Cert.

(a)(3)	None.

(a)(4)	None.

(b)	The certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

APPENDIX A

BLUEROCK FUND ADVISOR, LLC

 PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Policy

Background: Pursuant to Rule 206(4)-6 and Rule 204-2 under the Advisers Act, it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Policy: The Advisor will vote proxies on behalf of its individual clients. In order to fulfill its responsibilities under the Advisors Act, the Advisor has adopted the following policies and procedures for proxy voting with regard to companies in the investment portfolio of the Fund(s).

Voting Proxies

1.	All proxies sent to clients that are actually received by the Advisor (to vote on behalf of the client) will be provided to the Operations Unit.

2.	The Operations Unit will generally adhere to the following procedures (subject to limited exception):

(a)	A written record of each proxy received by the Advisor (on behalf of its clients) will be kept in the Advisor’s files;

(b)	The Operations Unit will determine which of the Advisor holds the security to which the proxy relates;

(c)	Prior to voting any proxies, the Operations Unit will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines set forth below. If a conflict is identified, the Operations Unit will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material.

(d)	If no material conflict is identified pursuant to these procedures, the Operations Unit will vote the proxy in accordance with the guidelines set forth below. The Operations Unit will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner

Conflicts of Interest

1.	As stated above, in evaluating how to vote a proxy, the Operations Unit will first determine whether there is a conflict of interest related to the proxy in question between Advisor and its Advisory Clients. This examination will include (but will not be limited to) an evaluation of whether the Advisor (or any affiliate of the Advisor) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a client of the Advisor.

2	If a conflict is identified and deemed “material” by the Operations Unit, the Advisor will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of the client (which may include utilizing an independent third party to vote such proxies).

3	With respect to material conflicts, the Advisor will determine whether it is appropriate to disclose the conflict to affected clients give such clients the opportunity to vote the proxies in question themselves. However, with respect to ERISA clients whose advisory contract reserves the right to vote proxies when the Advisor has determined that a material conflict exists that affects its best judgment as a fiduciary to the ERISA client, the Advisor will:

(a)	Give the ERISA client the opportunity to vote the proxies in question themselves; or

(b)	Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA clients (if any).

Proxy Voting Guidelines

1.	The Advisor, when acting on behalf of the Fund, must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F) and or Rule 12d1-3:

a.	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

i.	seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

ii.	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Disclosure of Procedures

A summary of above these proxy voting procedures will be included in Part 2 of the Advisor’s Form ADV (if applicable) and a Fund client’s statement of additional information, as applicable, and will be updated whenever these policies and procedures are updated. Clients will be provided with contact information as to how they can obtain information about:

(a) the Advisor’s proxy voting procedures (i.e., a copy of these procedures); and (b) how the Advisor voted proxies that are relevant to the affected client. Form N-PX will be filed with the SEC annually for each Fund client.

Record-keeping Requirements

The Operations Unit will be responsible for maintaining files relating to the Advisor’s proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Advisor. Records of the following will be included in the files:

1.	Copies of these proxy voting policies and procedures, and any amendments thereto;

2.	A copy of each proxy statement that the Advisor actually received; provided, however, that the Advisor may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

3.	A record of each vote that the Advisor casts;

4.	A copy of any document that the Advisor created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

5.	A copy of each written request for information on how the Advisor voted such client’s proxies and a copy of any written response to any request for information on how the Advisor voted proxies on behalf of clients.

RREEF

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Policy and Guidelines – DWS

1. SCOPE

DWS investment advisers registered with the Securities and Exchange Commission (“DWS”)1 have adopted and implemented the following Proxy Voting Policy and Guidelines – DWS Americas (“Policy and Guidelines”). The Policy and Guidelines are reasonably designed to ensure that proxies are voted in the best economic interest of clients and in accordance with its fiduciary duties and local regulation. The Policy and Guidelines apply to DWS when on behalf of client accounts, it has taken on the responsibility to vote, or provide recommendations relating to proxies. In addition, DWS’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The Guidelines attached as Attachment A represent a set of recommendations that were determined by the DWS Proxy Voting Sub-Committee (“the PVSC”). These guidelines were developed by the PVSC to provide DWS with a comprehensive list of recommendations that represent how DWS will generally vote proxies for its clients. The Guidelines are closely aligned with, although not identical to, those of its proxy voting agent, Institutional Shareholder Services (“ISS”). DWS has a fiduciary obligation to vote proxies without considering any relationship that it or its parent or affiliates may have with an issuer. In addition, the organizational structures and documents of the various DWS legal entities allow, where necessary or appropriate, the execution by individual DWS subsidiaries of the proxy voting rights independently of any parent or affiliated company.

2. DWS’S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of DWS’s advisory clients.2 As such, DWS’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients or other delegated authority. DWS has delegated responsibility for effecting its advisory clients’ proxy votes to, ISS, an independent third-party proxy voting specialist. ISS analyses and votes DWS’s advisory clients’ proxies in accordance with the Guidelines or DWS’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, DWS will notify ISS to carry out those instructions. Where no specific instruction exists, DWS will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct DWS to have ISS vote their proxies in accordance with Taft-Hartley Voting Guidelines.

Clients may in certain instances contract with their custodial agent and notify DWS that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.

In certain circumstances, when a security is on loan through a securities lending program, the portfolio management teams may not be able to participate in certain proxy votes unless the shares of a particular issuer are recalled in time to cast the vote. A determination of whether to seek a recall will be based on whether the applicable portfolio management team determines that the benefit of voting outweighs the costs, lost revenue, and/or other detriments of retrieving the securities, recognizing that the handling of such recall requests is beyond DWS’s control and may not be satisfied in time for DWS to vote shares in question.

3. POLICIES

3.1 Proxy Voting Activities are Conducted in the Best Economic Interest of Clients

DWS has adopted the following Policies and Guidelines to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by DWS in good faith after appropriate review. DWS believes that responsibility including environmental, social and governance (“ESG”) factors, and profitability, complement each other in many respects and may apply ESG criteria when evaluating shareholder proposals.

3.2 DWS Investment Platform

Portfolio managers or research analysts in the DWS Investment Platform with appropriate standing (“Portfolio Management”)3 review recommendations for the U.S. accounts they manage from ISS on how to vote proxies based on its application of the Guidelines. Portfolio Management and members of the PVSC may request that the PVSC consider voting a particular proxy contrary to the Guidelines or recommendations from ISS based on its application of the Guidelines, if they believe that it may not be in the best economic interests of clients to vote the proxy in accordance with the Guidelines or ISS recommendations.

For internal use only

3.3 The Proxy Voting Sub-Committee

The PVSC is an internal working group established by the applicable DWS’s Investment Risk Oversight Committee pursuant to written Terms of Reference. The PVSC is responsible for overseeing DWS’s proxy voting activities, including:

•	Adopting, monitoring and updating the Guidelines that provide how DWS will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

•	Making decisions on how to vote proxies where: (i) the issues are not covered by specific client instruction or the Guidelines; or (ii) where an exception to the Guidelines may be in the best economic interest of DWS’s clients;

•	Review recommendations raised by Portfolio Management, the PVSC and others to vote a particular proxy contrary to the Guidelines or recommendations from ISS based on its application of the Guidelines; and

•	Monitoring Proxy Vendor Oversight’s proxy voting activities (see below).

DWS’s Proxy Vendor Oversight, a function of DWS’s Operations Group, is responsible for coordinating with ISS to administer DWS’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3.4 Availability of Proxy Voting Policies and Proxy Voting Record

Copies of this Policy and Guidelines, as it may be updated from time to time are made available to clients as required by law and otherwise at DWS’s discretion. Clients may also obtain information on how their proxies were voted by DWS as required by law and otherwise at DWS’s discretion. Note, however, that DWS must not selectively disclose its investment company clients’ proxy voting records. Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly available annual filings of each company’s proxy voting record for the 12-month periods ending June 30, if so required by relevant law.

3 Portfolio Management also includes portfolio managers from DWS registered investment advisers based outside the U.S. who provided services to the U.S. accounts based on a delegation from DIMA, DBX or RREEF.

4. PROCEDURES

The key aspects of DWS’s proxy voting process are delineated below.

4.1 The s DWS Proxy Voting Guidelines

The Guidelines set forth the PVSC’s standard voting positions on a comprehensive list of common proxy voting matters. The PVSC has developed and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The PVSC will review the Guidelines as necessary to support the best economic interests of DWS’s clients and, in any event, at least annually. The PVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the PVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the PVSC Chairperson(s) will ask PVSC members whether anyone outside or within the DWS organization (including Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the PVSC Chairperson(s), the Chairperson(s) will promptly notify the Conflicts of Interest Management Sub-Committee and will defer the approval, if possible. Lastly, the PVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DWS or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in the actual practices of the investment company and the voting positions of the investment company on the same or similar matters. Further, the manner in which DWS votes proxies on behalf investment company proxies may differ from the voting recommendations made by a DWS-advised or sponsored investment company soliciting proxies from its shareholders.

For internal use only

4.2 Proxy Voting Recommendations and Decisions Made on a Case-by-Case Basis

Proxy Vendor Oversight will refer to Portfolio Management and members of the PVSC for review and approval recommendations from ISS on how to vote proxies. The proxies shall be voted on a case-by-case basis based on its application of the Guidelines. Portfolio Management and members of PVSC may request that the PVSC consider voting a particular proxy contrary to the Guidelines or recommendations from ISS based on its application of the Guidelines, if they believe that it may not be in the best economic interest of clients to vote the proxy in accordance with the Guidelines or ISS recommendations.

4.3 Specific Proxy Voting Decisions Made by the PVSC

Proxy Vendor Oversight will refer to the PVSC only proxy proposals: (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, in accordance with this Policy and Guidelines, have been appealed. The Proxy Vendor Oversight team will present to Portfolio Management and members of the PVSC all proposals voted on a case-by-case basis in accordance with the Guidelines which will include recommendations from ISS based on its application of the Guidelines and, in some cases, its benchmark policy, its Socially Responsible Investment “SRI” Policy on social and sustainability issues, or the Coalition for Environmentally Responsible Economies (“CERES”) recommendation on environmental and social matters contained in the CERES Roadmap 2030. Portfolio Management may appeal the ISS recommendation if they believe that it may not be in the best economic interest of the client to vote in accordance with the ISS recommendation, and such appeal will be referred by the Proxy Vendor Oversight team to the PVSC for consideration.

Additionally, if Proxy Vendor Oversight, the PVSC Chairperson(s), any member of the PVSC or Portfolio Management believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the PVSC Chairperson(s) and/or Proxy Vendor Oversight.

If Proxy Vendor Oversight refers a proxy proposal to the PVSC or the PVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the PVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The U.S Corporate Governance Center (“CGC”) may, at the PVSC’s request, provide research and analysis related to issuers, including with respect to ESG related topics. The CGC will not provide the PVSC with any voting recommendations.

The PVSC endeavours to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the PVSC’s voting determination.

4.4 Proxies that Cannot Be Voted or Instances When DWS Abstains from Voting

In some cases, the PVSC may determine that it is in the best economic interests of its clients not to vote certain proxies, or that it may not be feasible to vote certain proxies. If the conditions below are met with regard to a proxy proposal, DWS will abstain from voting:

☐	Neither the Guidelines nor specific client instructions cover an issue;

☐	ISS does not make a recommendation on the issue; and

☐	The PVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-Committee found that there was a material conflict or if despite all best efforts being made, the PVSC quorum requirement could not be met).

In addition, it is DWS’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the PVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

Proxy Vendor Oversight will coordinate with the PVSC Chairperson(s) regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

For internal use only

4.5 Conflict of Interest Procedures

4.5.1 Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle. In the limited circumstances where the PVSC votes proxies,4 the PVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interest of DWS’s clients.5

Independence of the PVSC. As a matter of Compliance policy, the PVSC and Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the PVSC and the employee responsible for Proxy Vendor Oversight are employees of DWS. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”). Their compensation cannot be based upon their contribution to any business activity outside of DWS without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of DWS regarding specific clients, business matters, or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of DWS (and within DWS only on a need-to-know basis).

Conflict Review Procedures. The “Conflicts of Interest Management Sub-Committee” within DWS monitors for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the PVSC. The Conflicts of Interest Management Sub-Committee members include DWS Compliance, the chief compliance officers of the advisors and the DWS Funds. Promptly upon a determination that a proxy vote shall be presented to the PVSC, the PVSC Chairperson(s) shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if DWS or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the PVSC’s decision on the particular vote at issue. PVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours for the Americas/Europe and 48 hours for APAC) to perform all necessary and appropriate reviews. To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard Guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding: (i) DWS client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; and (iii) any communications with members of the PVSC (or anyone participating or providing information to the PVSC) and any person outside or within the DWS organization (including Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with and shall be entitled to rely upon all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that: (i) DWS has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent; or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the PVSC Chairperson(s).

4 As mentioned above, the PVSC votes proxies where: (i) neither a specific client instruction nor a Guideline directs how the proxy should be voted; or (ii) where voting in accordance with the Guidelines may not be in the best economic interests of clients. Further, the PVSC will review recommendations for proxies if Portfolio Management or a member of the PVSC recommends voting contrary to the ISS recommendation if they believe that it may not be in the best economic interest of the client to vote in accordance with the Guidelines or ISS recommendation based on its application of the Guidelines.

5 Proxy Vendor Oversight, who serves as the non-voting secretary of the PVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

If notified that DWS has a material conflict of interest as described above, the PVSC chairperson(s) will obtain instructions as to how the proxies should be voted either from: (i) if time permits, the affected clients; or (ii) in accordance with the standard Guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the PVSC Chairperson(s) shall do so in accordance with the procedures set forth below.

Note: Any DWS employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance or the Conflicts of Interest Management Sub-Committee. Compliance shall call a meeting of the Conflicts of Interest Management Sub- Committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the PVSC. At the beginning of any discussion regarding how to vote any proxy, the PVSC Chairperson(s) (or his or her delegate) will inquire as to whether any PVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

For internal use only

The PVSC Chairperson(s) also will inquire of these same parties whether they have actual knowledge regarding whether any Director, officer, or employee outside or within the DWS organization (including Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client, has: (i) requested that DWS, Proxy Vendor Oversight (or any member thereof), or a PVSC member vote a particular proxy in a certain manner; (ii) attempted to influence DWS, Proxy Vendor Oversight (or any member thereof), a PVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a PVSC member, or any other person participating or providing information to the PVSC regarding the particular proxy vote at issue and which incident has not yet been reported to the Conflicts of Interest Management Sub-Committee.

If any such incidents are reported to the PVSC Chairperson(s), the Chairperson(s) will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the PVSC (i) whether anyone should be recused from the proxy voting process or (ii) whether DWS should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the affected clients. These inquiries and discussions will be properly reflected in the PVSC’s minutes.

Duty to Report. Any DWS employee, including any PVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside or within the DWS organization (Including Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client to influence how DWS votes its proxies has a duty to disclose the existence of the situation to the PVSC Chairperson(s) (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The PVSC will recuse from participating in a specific proxy vote any PVSC members (whether voting or ex officio) and/or any other person who: (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. The PVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the PVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant PVSC voting members pursuant to the paragraph above, there are three or more PVSC voting members remaining, those remaining PVSC members will determine how to vote the proxy in accordance with these Policies and Guidelines. If there are fewer than three PVSC voting members remaining, the PVSC Chairperson(s) will vote the proxy in accordance with the standard Guidelines or will obtain instructions as to how to have the proxy voted from, if time permits, the affected clients and otherwise from ISS.

4.5.2 Affiliated Investment Companies, Rule 12d1-4 and Affiliated Public Companies

Investment Companies. For investment companies for which DWS or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting). In addition, if a registered investment company (including an exchange traded fund (“ETF”) advised by DWS or an affiliate together with DWS advisory clients, in aggregate, (i) hold more than 25% of the outstanding voting securities of an investment company that is not a registered closed-end fund or business development company, or (ii) hold more than 10% of the outstanding voting securities of an investment company that is a registered closed-end fund or business development company, then DWS will vote its holdings in such registered investment company’s securities in the same proportion as the vote of all other holders of such securities (i.e., “mirror” or “echo” voting) as required by Rule 12d1-4 of the Investment Company Act of 1940 (the “1940 Act”). Master Fund proxies solicited from feeder Funds are voted in accordance with applicable provisions of Section 12 of 1940 Act.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the DWS or Deutsche Bank organization (e.g., shares of DWS or Deutsche Bank), these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting). In markets where mirror voting is not permitted, DWS will “Abstain” from voting such shares.

Note: With respect to affiliated registered investment companies that invest in the DWS Central Cash Management Government Fund (registered under the Investment Company Act), the affiliated registered investment companies are not required to engage in echo voting with respect to proxies of the DWS Central Cash Management Government Fund and the investment adviser will use these Guidelines and may determine, with respect to proxies of the DWS Central Cash Management Government Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

For internal use only

4.5.3 Other Procedures that Limit Conflicts of Interest

DWS and other entities in the Deutsche Bank organization have adopted a number of policies, procedures, and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:

☐	Code of Conduct– DB Group;
☐	Conflicts of Interest Policy – DWS Group;
☐	Code of Ethics – DWS Group;

The PVSC expects that these policies, procedures, and internal controls will greatly reduce the chance that the PVSC (or its members) would be involved in, aware of, or influenced by an actual or apparent conflict of interest.

5. RECORDKEEPING

At a minimum, the following records must be properly maintained and readily accessible in order to evidence compliance with this Policy.

☐	DWS will maintain a record of each proxy vote cast by DWS that includes among other things, company name, meeting date, proposals presented, vote cast, and shares voted.

☐	Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

•	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements;

•	Any additional information considered in the voting process that may be obtained from an issuing company, its agents, or proxy research firms;

•	Analyst worksheets created for stock option plan and share increase analyses; and

•	Proxy Edge print-screen of actual vote election.

☐	DWS will: (i) retain this Policy and the Guidelines; (ii) maintain records of requests from Portfolio Management and members of the PVSC to appeal a recommendation on how to vote a proxy; (iii) maintain minutes of the meeting of the PVSC; (iv) maintain records of client requests for proxy voting information; and (v) retain any documents Proxy Vendor Oversight or the PVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

☐	The PVSC also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

☐	With respect to DWS’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for the 12-month periods ending June 30. DWS will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report (and with respect to which the company was entitled to vote):

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (if the number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of Directors); and

For internal use only

•	Whether the company cast its vote for or against Management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the Records Management Policy - Deutsche Bank Group and applicable policies and procedures thereunder.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable), usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate DWS office.

6. OVERSIGHT RESPONSIBILITES

Proxy Vendor Oversight will review a reasonable sampling of votes based on its procedures on a regular basis to ensure that ISS has cast the votes in a manner consistent with the Guidelines. Proxy Vendor Oversight will provide the PVSC with a quarterly report of its review and identify any issues encountered during the period. Proxy Vendor Oversight will also perform a post season review once a year on certain proposals to assess whether ISS voted consistent with the Guidelines.

In addition, the PVSC will, in cooperation with Proxy Vendor Oversight and DWS Compliance, consider, on at least an annual basis, whether ISS has the capacity and competence to adequately analyze the matters for which it is responsible. This includes whether ISS has effective polices, and methodologies and a review of ISS’s policies and procedures with respect to conflicts.

The PVSC also monitors the proxy voting process by reviewing summary proxy information presented by ISS to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and is documented in the PVSC’s meeting minutes.

For internal use only

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bluerock Total Income+ Real Estate Fund

By:	/s/ Jordan B. Ruddy
Jordan B. Ruddy
President

Date:	December 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jordan B. Ruddy
Jordan B. Ruddy
President

Date:	December 6, 2023

By:	/s/ Simon Adamiyatt
Simon Adamiyatt
Treasurer

Date:	December 6, 2023